UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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[ ]	Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

VERB TECHNOLOGY COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Verb Technology Company, Inc.

Annual Meeting of Stockholders

December 20, 2019

Notice and Proxy Statement

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On December 20, 2019

Dear Fellow Verb Stockholders:	November 12, 2019

It is my pleasure to invite you to this year’s Annual Meeting of the Stockholders of Verb Technology Company, Inc. The meeting will be held on December 20, 2019 at 3:00 p.m. PST at 2210 Newport Boulevard, Suite 200, Newport Beach, California 92663. The purpose of the Annual Meeting is to vote on the following:

1.	To elect four directors to our Company’s Board of Directors;

2.	To approve the Verb Technology Company, Inc. 2019 Omnibus Incentive Plan (the “Incentive Plan”);

3.	To approve, for purposes of Nasdaq Listing Rules 5635(b) and (d), the issuance by us of up to 3,245,162 shares of our common stock, par value $0.0001 per share (our “Common Stock”) upon conversion of 5,030 shares of our Series A convertible preferred stock (our “Series A Preferred Stock”) and up to 3,245,162 shares of our Common Stock upon exercise of warrants (the “Warrants”), which proposal we refer to as the “Stock Issuance Proposal”;

4.	To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in this Proxy Statement under the section titled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K (the “say-on-pay vote”);

5.	To hold a stockholder advisory vote on the frequency that stockholder advisory votes to approve the compensation of our named executive officers will be taken (a “say-on-frequency”) vote;

6.	To ratify the selection of Weinberg & Company, P.A. (“Weinberg”), as our independent registered public accounting firm;

7.	To consider and vote upon a proposal to adjourn the Annual Meeting, if necessary or appropriate; and

8.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

You will also have the opportunity to hear what has happened in our business in the past year and to ask questions.

Only stockholders of record at the close of business on November 12, 2019 will be entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. The enclosed Notice and Proxy Statement contains details concerning the foregoing items and any other business to be conducted at the Annual Meeting, as well as information on how to vote your shares. Other detailed information about us and our operations, including our audited financial statements, are included in our Annual Report on Form 10-K (the “Annual Report”), a copy of which is enclosed. We urge you to read and consider these documents carefully.

Your vote is very important. Whether or not you expect to attend the Annual Meeting, we urge you to cast your vote and submit your proxy in advance of the Annual Meeting. You can vote in person at the Annual Meeting or by internet, telephone, or mail as follows:

By Internet Visit www.proxyvote.com	By Phone Call the telephone number on your proxy card, voting instruction form, or notice	By Mail Sign, date, and return the enclosed proxy card or voting instruction form	In Person Attend the Annual Meeting in Newport Beach, California

/s/ Rory Cutaia
Rory Cutaia
Chairman of the Board, Chief Executive Officer, President, Secretary, and Treasurer

2210 Newport Boulevard, Suite 200, Newport Beach, California 92663 * (855) 250.2300

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VERB TECHNOLOGY COMPANY, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held December 20, 2019

This Proxy Statement, and the enclosed proxy card, is solicited by the Board of Directors (our “Board”) of Verb Technology, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held December 20, 2019 at 3:00 p.m. PST, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 2210 Newport Boulevard, Suite 200, Newport Beach, California 92663.

References in this Proxy Statement to “Verb,” “we,” “us,” “our,” or the “Company” refers to Verb Technology, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 20, 2019.

This Proxy Statement, the enclosed proxy card, and the Annual Report for the fiscal year ended on December 31, 2018 are all available on our website at www.myverb.com. With respect to the Annual Meeting and all of our future stockholder meetings, please contact James P. Geiskopf at (855) 250.2300 x12, or Jimmy@verb.tech, to request a copy of the proxy statement, annual report, or proxy card, or to obtain directions to such meeting.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. The person you designate is your “proxy,” and, by submitting a proxy card, you give the proxy the authority to vote your shares. We have designated James P. Geiskopf, Lead Director, as proxy for the Annual Meeting.

Why am I receiving these materials?

You are receiving this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Annual Meeting for the purposes set forth herein. This Proxy Statement provides you with information on the matters to be voted on at the Annual Meeting as well as instructions on how to vote.

We intend to mail this Proxy Statement and accompanying proxy card on or about November 12, 2019 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

You can vote if, as of the close of business on November 12, 2019 (the “Record Date”), you were a stockholder of record of our Common Stock, our only series of common stock issued and outstanding. On the Record Date, there were [●] shares of our Common Stock issued and outstanding.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, V Stock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by written proxy, telephone, or the Internet to ensure your vote is counted. Even if you vote by proxy, you may still vote in person if you are able to attend the Annual Meeting.

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not direct your broker how to vote your shares, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The ratification of the appointment of our independent registered public accounting firm under Proposal 6 is a “discretionary” matter. The election of directors under Proposal 1, the approval of the Incentive Plan under Proposal 2, the approval of the Stock Issuance Proposal under Proposal 3, the advisory say-on-pay vote under Proposal 4, the advisory say-on-frequency vote under Proposal 5, and the approval of the grant of authority to our Board to adjourn the Annual Meeting, if necessary or appropriate, under Proposal 7 are “non-discretionary” items.

You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of our Common Stock that you owned as of the Record Date.

What am I voting on?

The following matters are scheduled for the Annual Meeting: (i) the election of four directors to our Board; (ii) the approval of the Incentive Plan; (iii) the approval of the Stock Issuance Proposal; (iv) an advisory say-on-pay vote; (v) an advisory say-on-frequency vote; (vi) the ratification of the selection of Weinberg as our independent registered public accounting firm; and (vii) the approval of any adjournment or postponement. A vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

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What are my voting choices for each of the items to be voted on at the Annual Meeting?

Proposal	Board Recommendation	Voting Choices	Vote Required for Adoption	Effect of Abstentions	Effect of Broker Non-Votes
1 – Election of Director Nominees	FOR each nominee	● Vote “For” any or all of the nominees listed ● Vote “Against” any or all of the nominees listed ● Abstain from voting on this proposal	Approved if a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting support the proposal	Treated as votes against proposal	No effect

2 – Approval of the Incentive Plan	FOR	● Vote “For” the approval of the Incentive Plan ● Vote “Against” the approval of the Incentive Plan ● Abstain from voting on this proposal	Approved if a majority of the votes cast vote in favor of the proposal	No effect	No effect

3 – Approval of the Stock Issuance Proposal	FOR	● Vote “For” the approval of the Stock Issuance Proposal ● Vote “Against” the approval of the Stock Issuance Proposal ● Abstain from voting on this proposal	Approved if a majority of the votes cast vote in favor of the proposal	No effect	No effect

4 – Approval of the compensation of our named executive officers	FOR	● Vote “For” the approval of the compensation of our named executive officers ● Vote “Against” the approval of the compensation of our named executive officers ● Abstain from voting on this proposal	Approved, on a non-binding advisory basis, if a majority of the votes cast vote in favor of the proposal	No effect	No effect

5 – Determine the frequency of our say-on-pay vote	FOR “every 3 years”

●  Vote “Every 1 year” to hold the say-on-pay vote annually

●  Vote “Every 2 years” to hold the say-on-pay vote every two years

●  Vote “Every 3 years” to hold the say-on-pay vote every three years

●  Abstain from voting on this proposal

			The frequency option receiving the most votes will be approved, on a non-binding advisory basis	No effect	No effect

6 – Ratification of the appointment of Weinberg as our independent registered public accounting firm	FOR	● Vote “For” the ratification of the appointment ● Vote “Against” the ratification of the appointment ● Abstain from voting on this proposal	Approved, on a non-binding advisory basis, if a majority of the votes cast support the proposal	No effect	Brokers have discretion to vote

7 – Approval of an adjournment or postponement, if necessary or appropriate	FOR	● Vote “For” the approval of an adjournment or postponement, if necessary or appropriate ● Vote “Against” the ratification of the appointment ● Abstain from voting on this proposal	Approved if a majority of the votes cast support the proposal	No effect	No effect

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How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

●	In Person. To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

●	By Internet or Telephone. To vote by proxy via the Internet, simply follow the instructions described on the notice or proxy card. To vote by proxy via the telephone within the United States and Canada, use the toll-free number on the notice or proxy card.

●	By Mail. To vote by mail using the proxy card, simply complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you can vote as follows:

●	In Person. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

●	By Internet or Telephone. You may vote through the Internet or by telephone only if your broker, bank, or other agent makes these methods available, in which case the instructions will be included with the proxy materials.

●	By Mail. You should have received a proxy card and voting instructions with these proxy materials from the broker, bank, or other agent holding your shares rather than from us. To vote by mail, simply complete and promptly mail the proxy card or voting instruction form to ensure that your vote is counted.

What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking voting selections for the specific proposals, your shares will be voted:

●	FOR the nominees listed under Proposal 1;

●	FOR the approval of the Incentive Plan under Proposal 2;

●	FOR the approval of the Stock Issuance Proposal under Proposal 3;

●	FOR the compensation of our named executive officers under Proposal 4;

●	FOR “every 3 years” for approval of the frequency that stockholder advisory votes to approve the compensation of our named executive officers will occur under Proposal 5;

●	FOR the ratification of Weinberg as our independent registered public accounting firm under Proposal 6; and

●	FOR the approval of the adjournment or postponement of the Annual Meeting, if necessary or appropriate, under Proposal 7.

If any other matter is properly presented at the Annual Meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

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What if I am a beneficial owner and do not give voting instructions to my broker, bank, or other agent?

If you fail to complete a proxy card or provide your broker with voting instructions at least ten days before the Annual Meeting, your broker will be unable to vote on the non-discretionary matters. Your broker may use his or her discretion to cast a vote on any other routine or discretionary matter for which you did not provide voting instructions.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers, and employees may also solicit proxies by mail, in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

What is “householding”?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies and intermediaries.

A number of brokers with account holders who are Verb stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to Investor Relations, Verb Technology Company, Inc., 2210 Newport Boulevard, Suite 200, Newport Beach, California 92663 or by calling Investor Relations at (855) 250.2300. A stockholder who currently receives multiple copies of the proxy statement at his/her/its address and would like to request “householding” of their communications should also contact his/her/its broker and notify us in writing or by telephone.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy by:

●	submitting a new proxy with a later date;

●	sending written notice of revocation to our Corporate Secretary at 2210 Newport Boulevard, Suite 200, Newport Beach, California 92663 in time for him to receive it before the Annual Meeting; or

●	voting in person at the Annual Meeting. Simply attending the meeting will not, by itself, revoke your proxy.

Who will count votes?

Votes will be counted by the inspector of elections appointed for the Annual Meeting. The inspector of elections will also determine the number of shares outstanding, the voting power of each, the number of shares represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

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What is the quorum requirement?

A majority of the votes entitled to be cast on a matter must be present at the Annual Meeting (in person or represented by proxy) in order for us to hold the Annual Meeting and conduct business. This is called a quorum. On the Record Date, there were [●] outstanding shares of our Common Stock entitled to vote. Thus, [●] shares of our Common Stock must be present at the Annual Meeting (in person or represented by proxy) to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote in person at the Annual Meeting. Abstentions and broker non-votes will also be counted towards the quorum requirement.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will report the final voting results in a Current Report on Form 8-K that we expect to file with the SEC within four business days following the date on which such results become final.

When are stockholder proposals for the Fiscal 2020Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in next year’s proxy statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Bylaws. To be considered for inclusion, stockholder proposals must be submitted in writing to the Corporate Secretary, Verb Technology Company, Inc., 2210 Newport Boulevard, Suite 200, Newport Beach, California 92663 before July 15, 2020, which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement, and must be in compliance with all applicable laws and regulations.

Under Rule 14a-4(c)(1) of the Exchange Act, any stockholder who wishes to have a proposal considered at the 2020 annual meeting of stockholders, but not submitted for inclusion in our proxy statement, must set forth such proposal in writing and file it with our Corporate Secretary no later than November 12, 2020 or, in the event we change the date of our annual meeting to be held in 2020 by more than 30 days from the date of this year’s Annual Meeting, a reasonable time before we send our proxy materials.

If a stockholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the persons named as proxies will be allowed to use their discretionary voting authority to vote on any such proposal or nomination as they determine appropriate, if and when the matter is raised at the 2020 annual meeting.

How do I get a copy of the exhibits filed with our Annual Report?

A copy of our Annual Report for the fiscal year ended December 31, 2018, and consolidated financial statements, were provided to you with this Proxy Statement. We will provide copies of the exhibits filed with our Annual Report upon written request if you are a stockholder as of the Record Date. Requests for such copies should be directed to Investor Relations at 2210 Newport Boulevard, Suite 200, Newport Beach, California 92663. In addition, copies of all of our electronically filed exhibits may be reviewed and printed from the SEC website at http://www.sec.gov.

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PROPOSAL 1 – ELECTION OF DIRECTORS

What Am I Voting On?

Stockholders are being asked to elect four directors, Rory J. Cutaia, James P. Geiskopf, Phillip J. Bond, and Kenneth S. Cragun, each to serve for a term ending at the next annual meeting of stockholders following this Annual Meeting, or until their respective successors have been duly elected and qualified.

If any of the nominees becomes unable or unwilling to serve as a director before the Annual Meeting, an event which is not presently anticipated, the individual named as proxy on the proxy card may exercise discretionary authority to vote for substitute nominees proposed by our Board or, if no substitute is selected by our Board prior to or at the Annual Meeting, for a motion to reduce the present membership of our Board to the number of nominees remaining available.

Voting Recommendation

FOR the election of each director nominee.

Board and Committee Composition

Currently, we have four directors with each director serving until his successor is elected and qualified. The table below lists each current director, each such director’s committee memberships, and the chairman of each Board committee.

	Audit Committee	Compensation Committee	Governance and Nominating Committee
Rory J. Cutaia
James P. Geiskopf	X	Chairman	X
Phillip J. Bond	X	X	Chairman
Kenneth S. Cragun	Chairman	X	X

Biographical and Related Information –Directors and Executive Officers

Our directors and executive officers, their ages, positions held, and duration of such, are as follows:

Name	Position Held with Our Company	Age	Date First Elected or Appointed
Rory J. Cutaia	Chairman of the Board, President, Chief Executive Officer, Secretary, and Treasurer	64	October 16, 2014

Jeffrey R. Clayborne	Chief Financial Officer	48	July 15, 2016

Tal Golan	Chief Strategy Officer	50	March 1, 2019

James P. Geiskopf	Director	60	October 16, 2014

Phillip J. Bond	Director	63	September 10, 2018

Kenneth S. Cragun	Director	58	September 10, 2018

The following is an overview of the biographical information for each of our director nominees and executive officers, including their age, the year they became a director or an officer, their principal occupations or employment for at least the past five years, and certain of their other directorships.

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Rory J. Cutaia, Chairman of the Board, President, Chief Executive Officer, Secretary, and Treasurer

Rory J. Cutaia has been our Chairman of the Board, Chief Executive Officer, President, Secretary, and Treasurer since the formation of Cutaia Media Group, LLC (“CMG”), in which roles he has continued to serve through our October 2014 acquisition of bBooth (USA), Inc., to current. Mr. Cutaia founded CMG in 2012 and bBooth, Inc. in 2014. In May 2014, CMG and bBooth, Inc. merged and became known as bBoothUSA, which entity was acquired in October 2014 by Global System Designs, Inc. (“GSD”), our predecessor. Prior to that, from October 2006 to August 2011, he was a partner and Entrepreneur-in-Residence at Corinthian Capital Group, Inc. (“Corinthian”), a private equity fund based in New York City that invested in middle-market, U.S. based companies. During his tenure at Corinthian, from June 2008 to October 2011, he was the co-founder and Executive Chairman of Allied Fiber, Inc., a company engaged in the construction of a nation-wide fiber-optic network, and from June 2007 to August 2011, Mr. Cutaia was the Chief Executive Officer of GreenFields Coal Company, a company engaged in the deployment of technology to recycle coal waste and clean-up coal waste sites. Before joining Corinthian, from January 2000 to October 2006, he founded and was the Chairman and Chief Executive Officer of The Telx Group, Inc. (“Telx”), a company engaged in the telecom carrier inter-connection, co-location, and data center business, which he sold in 2006. Before founding Telx, he was a practicing lawyer with Shea & Gould, a prominent New York City law firm. Mr. Cutaia obtained his Juris Doctorate degree from the Fordham University School of Law in 1985 and his Bachelor of Science, magna cum laude, in business management from the New York Institute of Technology in 1982. We believe that Mr. Cutaia is qualified to serve on our board of directors because of his knowledge of our current operations, in addition to his education and business experiences described above.

James P. Geiskopf, Director

James P. Geiskopf has been one of our directors since the formation of bBooth USA, in which role he has continued to serve through our October 2014 acquisition of bBooth USA by GSD, our predecessor, to current. He also serves as our Lead Director. Mr. Geiskopf has 32 years of experience leading companies in the services industry. From 1975 to 1986, Mr. Geiskopf served as the Chief Financial Officer of Budget Rent a Car of Fairfield California and from 1986 to 2007, he served as its President and Chief Executive Officer. In 2007, he sold the franchise. Mr. Geiskopf served on the Board of Directors of Suisun Valley Bank from 1986 to 1993 and also served on the Board of Directors of Napa Valley Bancorp from 1991 to 1993, which was sold to a larger institution in 1993. Since 2014, Mr. Geiskopf has served on the Board of Directors of CurrencyWorks Inc., a public company quoted on the TSX Venture Exchange and on the OTC Markets Group Inc.’s OTCQB® Venture Market (the “OTCQB”). From June 2013 to March 16, 2017, the date of his resignation, Mr. Geiskopf had served as a director of Electronic Cigarettes International Group, Ltd., a Nevada corporation (“ECIG”), whose common stock had been quoted on the over-the-counter market. ECIG filed a voluntary petition for relief under the provisions of Chapter 7 of Title 11 of the United States Code on March 16, 2017.

Mr. Geiskopf has significant and lengthy business experience including building, operating, and selling companies, serving on the boards of directors for several banks, and serving as a director and officer of several public companies. In these roles he acquired substantial business management, strategic, operational, human resource, financial, disclosure, compliance, and corporate governance skills. These were the primary reasons that we concluded that he should serve as one of our directors.

Phillip J. Bond, Director

Phillip J. Bond was appointed as one of our directors effective September 10, 2018. On the same date, he was appointed as Chairman of the Governance and Nominating Committee and to serve on the Audit, Compensation, and Governance and Nominating Committees. In 2018, Mr. Bond co-founded Potomac International Partners, Inc., a multidisciplinary consulting firm and currently serves as its President of Government Affairs. In 2009, TechAmerica, a U.S.-based technology trade association, was formed from the merger of AeA, the Cyber Security Industry Alliance, the Government Electronics & Information Technology Association, and the Information Technology Association of America. Mr. Bond was appointed as the President of TechAmerica at the date of the merger, and later, in 2010, was appointed as its Chief Executive Officer. Prior to the merger, Mr. Bond served as the President and Chief Executive Officer of Information Technology Association of America from 2006 to 2008. From 2001 to 2005, Mr. Bond served as Undersecretary of Technology in the U.S. Department of Commerce for Technology. From 2002 to 2003, Mr. Bond served concurrently as Chief of Staff to Commerce Secretary Donald Evans. In his dual role, he worked closely with Secretary Evans to increase market access for U.S. goods and services and further advance America’s technological leadership at home and abroad. Mr. Bond oversaw the operations of the National Institute of Standards and Technology (NIST), the Office of Technology Policy, and the National Technical Information Service. During his tenure, the Technology Administration was the pre-eminent portal between the federal government and the U.S. technology. Earlier in his career, Mr. Bond served as Senior Vice President of Government Relations for Monster Worldwide, the world’s largest online career site, and General Manager of Monster Government Solutions. Mr. Bond also served as Director of Federal Public Policy for the Hewlett-Packard Company; Senior Vice President for Government Affairs and Treasurer of the Information Technology Industry Council; as Chief of Staff to the late Congresswoman Jennifer Dunn (R-WA); Principal Deputy Assistant Secretary of Defense for Legislative Affairs; Chief of Staff and Rules Committee Associate for Congressman Bob McEwen (R-OH); and as Special Assistant to the Secretary of Defense for Legislative Affairs. Mr. Bond is a graduate of Linfield College in Oregon and now serves on the school’s board of trustees.

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Mr. Bond has extensive experience in Washington D.C., where he is recognized for his leadership roles in the Executive branch of the government of the United States, at major high technology companies, and as the Chief Executive Officer of TechAmerica, the largest technology advocacy association in the United States. Mr. Bond’s unique leadership experience and expertise in Government Relations, were the primary reasons that we concluded that he should serve as one of our directors.

Kenneth S. Cragun, Director

Kenneth S. Cragun was appointed as one of our directors effective September 10, 2018. On the same date, he was appointed as Chairman of the Audit Committee, and to serve on the Compensation and Governance and Nominating Committees. Since October 2018, Mr. Cragun has served as the Chief Accounting Officer of DPW Holdings, Inc., a diversified holding company, and since January 2019, as the Chief Financial Officer and Treasurer for Alzamend Neuro, Inc., a biopharma company. Mr. Cragun also serves as a partner of Hardesty, LLC, a national executive services firm. He has been a partner of its Southern California Practice since October 2016. From January 2018 to September 2018, Mr. Cragun served as the Chief Financial Officer of CorVel Corporation (“CorVel”). CorVel is an Irvine, California-based national provider of workers’ compensation solutions for employers, third-party administrators, insurance companies, and government agencies. Mr. Cragun is a two-time finalist for the Orange County Business Journal’s “CFO of the Year – Public Companies” and has more than 30 years of experience, primarily in the technology industry. He served as Chief Financial Officer of two Nasdaq-listed companies: Local Corporation (April 2009 to September 2016), formerly based in Irvine, California, which operated a U.S. top 100 website “Local.com” and, in June 2015, filed a voluntary petition in the United States Bankruptcy Court for the Central District of California seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”), and Modtech Holdings, Inc. (June 2006 to March 2009), formerly based in Perris, California, and, in October 2008, filed a voluntary petition in the United States Bankruptcy Court for the Central District of California seeking relief under the provisions of Chapter 11 of the Bankruptcy Code. Mr. Cragun received his B.S. in Accounting from Colorado State University-Pueblo.

Mr. Cragun’s industry experience is vast with extensive experience in fast-growth environments and building teams in more than 20 countries. Mr. Cragun has led multiple financing transactions, including IPOs, PIPEs, convertible debt, term loans, and lines of credit. For these reasons, we believe that he provides additional breadth and depth to our Board.

Executive Officers Who Do Not Serve as Directors

Jeffrey R. Clayborne, Chief Financial Officer

Jeffrey R. Clayborne has been our Chief Financial Officer since July 15, 2016. Mr. Clayborne is an experienced finance professional with a proven record of driving growth and profit for both Fortune 50 companies, as well as start-up companies. Prior to joining the Company, Mr. Clayborne served as Chief Financial Officer with Breath Life Healing Center from August 2015 to July 2016. From September 2014 to August 2015, he served as Vice President of Business Development of Incroud, Inc. and from May 2012 to September 2014, Mr. Clayborne served as President of Blast Music, LLC. Prior to this, Mr. Clayborne was employed by Universal Music Group, where he served as Vice President, Head of Finance & Business Development for Fontana, in which role he managed the financial planning and analysis of the sales and marketing division and led the business development department. He also served in senior finance positions at The Walt Disney Company, including Senior Finance Manager at Walt Disney International, where he oversaw financial planning and analysis for the organization in 37 countries. Mr. Clayborne began his career as a CPA at McGladrey & Pullen LLP (now, RSM US LLP), then at KPMG Peat Marwick LLP (now, KPMG LLP). He brings with him more than 20 years of experience in all aspects of strategy, finance, business development, negotiation, and accounting. Mr. Clayborne earned his Master of Business Administration degree from the University of Southern California, with high honors.

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Tal Golan, Chief Strategy Officer

Tal Golan was appointed as our Chief Strategy Officer on March 1, 2019. Prior to joining us, from December 2013 through March 2019, Mr. Golan held senior executive level positions at Salesforce.com. During the period February 2017 through March 2019, Mr. Golan was Chief Operating Officer – Success Cloud Product and Innovation at Salesforce.com, where he collaborated with leaders of the world’s largest enterprises to help them to navigate the complexities of continuous transformational change. As a founder, entrepreneur, investor, and technology inventor, Mr. Golan has grown businesses from the ground up. As a C-level executive, he has reinvigorated organizations to achieve new levels of value and sustainable growth. Mr. Golan’s experience in the tech sector includes software design and engineering, cloud computing, product management, mobility, messaging, cryptology, and large-scale data storage and security. Mr. Golan is adept at bridging the communication gap that often exists between business and IT organizations in order to build high-performance teams that deliver exceptional bottom-line results. Mr. Golan holds a B.A. degree from Brandeis University in Philosophy and Religion, as well as certificates from the University of Southern California for Leadership Development for Building High Performing Teams; Massachusetts Institute of Technology Independent Study for Introduction to Algorithms; Stanford University Independent Study for iOS Application Development; and University of California, Berkeley for C++.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings

Other than the matters listed above with respect to Messrs. Geiskopf and Cragun, none of our directors and executive officers has been involved in any of the following events during the past ten years:

(a)	any petition under the federal bankruptcy laws or any state insolvency laws filed by or against, or an appointment of a receiver, fiscal agent, or similar officer by a court for the business or property of such person, or any partnership in which such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which such person was an executive officer at or within two years before the time of such filing;

(b)	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c)	being subject to any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the U.S. Commodity Futures Trading Commission (“CFTC”), or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association, or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; engaging in any type of business practice or (ii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(d)	being the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated of any federal or state authority barring, suspending, or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (c)(i) above, or to be associated with persons engaged in any such activity;

(e)	being found by a court of competent jurisdiction (in a civil action) or the SEC to have violated a federal or state securities or commodities law, and the judgment in such civil action or finding by the SEC has not been reversed, suspended, or vacated;

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(f)	being found by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, and the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended, or vacated;

(g)	being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended, or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(h)	being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

CORPORATE GOVERNANCE

Meetings of the Board and its Committees

Our Board has an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee. Our Board met 17 times, including telephonic meetings, during fiscal 2018. All four directors attended 100% of the Board meetings following their respective appointments to our Board. Messrs. Geiskopf, Bond, and Cragun attended 100% of the meetings held by committees of the Board on which they served. This is our first annual meeting of stockholders.

It is our policy that all of our directors are required to make a concerted and conscientious effort to attend our annual meeting of stockholders in each year during which that director serves as a member of our Board.

Audit Committee and Audit Committee Financial Expert

On August 14, 2018, our Board amended and restated the charter (the “Audit Committee Charter”) to govern the Audit Committee (our “Audit Committee”). Currently, Messrs. Geiskopf, Bond, and Cragun (Chairman) serve as members of our Audit Committee and each meets the independence requirements of The Nasdaq Capital Market (“Nasdaq”) and the SEC. Mr. Cragun qualifies as an “audit committee financial expert.” The Audit Committee Charter requires that each member of the Audit Committee meets the independence requirements of Nasdaq and the SEC and requires the Audit Committee to have at least one member that qualifies as an “audit committee financial expert.” In addition to the enumerated responsibilities as set forth in the Audit Committee Charter, the primary function of our Audit Committee is to assist our Board in its general oversight of our accounting and financial reporting processes, audits of our financial statements, and internal control and audit functions. The Audit Committee Charter can be found online at https://myverb.com/audit-committe-charter.

Compensation Committee

On August 14, 2018, our Board approved and adopted a charter (the “Compensation Committee Charter”) to govern the Compensation Committee (our “Compensation Committee”). Currently, Messrs. Geiskopf (Chairman), Bond, and Cragun serve as members of our Compensation Committee and each meets the independence requirements of Nasdaq and the SEC, qualifies as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and qualifies as an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). In addition to the enumerated responsibilities as set forth in the Compensation Committee Charter, the primary function of our Compensation Committee is to oversee the compensation of our executives, produce an annual report on executive compensation for inclusion in our proxy statement, if and when required by applicable laws or regulations, and advise our Board on the adoption of policies that govern our compensation programs. The Compensation Committee Charter may be found online at https://myverb.com/compensation-committee-charter.

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Governance and Nominating Committee

On August 14, 2018, our Board approved and adopted a charter (the “Nominating Committee Charter”) to govern the Governance and Nominating Committee (our “Nominating Committee”). Currently, Messrs. Geiskopf, Bond (Chairman), and Cragun serve as members of our Nominating Committee and each meets the independence requirements of Nasdaq and the SEC. The Nominating Committee Charter requires that each member meets the independence requirements of Nasdaq and the SEC. In addition to the enumerated responsibilities as set forth in the Nominating Committee Charter, the primary function of our Nominating Committee is to determine the slate of director nominees for election to our Board, to identify and recommend candidates to fill vacancies occurring between annual meetings of stockholders, to review our policies and programs that relate to matters of corporate responsibility, including public issues of significance to our stockholders and us, and any other related matters required by federal securities laws. The Nominating Committee Charter may be found online https://myverb.com/governance-and-nominating-committee-charter.

All current committee members are expected to be reappointed to the same committees at the meeting of our Board currently scheduled to be held immediately following the Annual Meeting.

Nominations Process and Criteria

As of November 12, 2019, we had not effected any material changes to the procedures by which our stockholders may recommend nominees to our Board. Our Board does not have a formal policy with regard to the consideration of any director candidates recommended by our stockholders. Our Board has determined that it is in the best position to evaluate our requirements, as well as the qualifications of each candidate when it considers a nominee for a position on our Board. Accordingly, we do not currently have any specific or minimum criteria for the election of nominees to our Board and we do not have any specific process or procedure for evaluating such nominees. Our Board assesses all candidates, whether submitted by management or stockholders, and makes recommendations for election or appointment.

There were no fees paid or due to third parties in fiscal 2019 to identify or evaluate, or to assist in evaluating or identifying, potential director nominees.

Any stockholder wishing to propose that a person be nominated for or appointed to our Board may submit such a proposal, according to the procedure described in the stockholder proposal section on page 8 of this Proxy Statement, to:

Corporate Secretary

Verb Technology Company, Inc.

2210 Newport Boulevard, Suite 200

Newport Beach, California 92663

(855) 250.2300

The Corporate Secretary will promptly forward any such correspondence to the Chairman of the Governance and Nominating Committee for review and consideration by the Governance and Nominating Committee in accordance with the criteria described above.

Director Independence

Our Board is currently composed of four members. We determined that three directors, James P. Geiskopf, Phillip J. Bond, and Kenneth S. Cragun qualify as independent directors. We determined that Mr. Cutaia, our Chairman of the Board, President, Chief Executive Officer, Treasurer, and Secretary, is not independent. We evaluated independence in accordance with the rules of Nasdaq and the SEC. Messrs. Geiskopf, Bond, and Cragun also serve on our Audit, Compensation, and Governance and Nominating Committees. Accordingly, all of the members of the Audit, Nominating and Corporate Governance, and Compensation Committees are also independent.

Orientation and Continuing Education

We have an informal process to orient and educate new directors to our Board regarding their role on our Board, our committees and our directors, as well as the nature and operations of our business. This process provides for an orientation with key members of the management staff, and further provides access to materials necessary to inform them of the information required to carry out their responsibilities as a Board member. This information includes the most recent Board-approved budget, the most recent annual report, copies of the audited financial statements, and copies of the interim quarterly financial statements.

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Our Board does not provide continuing education for our directors. Each director is responsible to maintain the skills and knowledge necessary to meet his obligations as a director.

Assessments

Our Board intends that individual director assessments be conducted by other directors, taking into account each director’s contributions at Board meetings, service on committees, experience base, and their general ability to contribute to one or more of our major needs. However, due to our stage of development and our need to deal with other urgent priorities, our Board has not yet implemented such a process of assessment.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between our Board and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

Code of Ethics

In 2014, our Board approved and adopted a Code of Ethics and Business Conduct for Directors, Senior Officers, and Employees (our “Code of Ethics”) that applies to all of our directors, officers, and employees, including our principal executive officer and principal financial officer. Our Code of Ethics addresses such individuals’ conduct with respect to, among other things, conflicts of interests; compliance with applicable laws, rules, and regulations; full, fair, accurate, timely, and understandable disclosure by us; competition and fair dealing; corporate opportunities; confidentiality; protection and proper use of our assets; and reporting suspected illegal or unethical behavior. Our Code of Ethics is available on our website at https://myverb.com/code-of-ethics.

Related Party Transactions

We follow ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions. When and if we contemplate entering into a transaction in which any executive officer, director, nominee, or any family member of the foregoing would have a direct or indirect interest, regardless of the amount involved, the terms of such transaction are to be presented to our full Board (other than any interested director) for approval, and documented in the Board minutes.

Other than as disclosed below, we have had no related party transactions.

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Notes Payable – Related Parties

We had the following outstanding notes payable during the period specified above:

Note	Issuance Date	Maturity Date	Interest Rate	Original Borrowing	Largest Aggregate Amount Outstanding Since January 1, 2018	Amount Outstanding as of October 18, 2019	Interest Paid Since January 1, 2019	Interest Paid Since January 1, 2018
Note 1(1)	December 1, 2015	February 8, 2021	12.0%	$1,249,000	$1,199,000	$825,000	$78,000	$210,000
Note 2(2)	December 1, 2015	February 8, 2021	12.0%	189,000	189,000	-	-	17,000
Note 3(3)	December 1, 2015	April 1, 2017	12.0%	112,000	112,000	112,000	-	-
Note 4(4)	April 4, 2016	June 4, 2021	12.0%	343,000	343,000	240,000	23,000	107,000
Note 5(5)	April 4, 2016	December 4, 2018	12.0%	122,000	122,000	-	-	37,000
Total notes payable – related parties					$1,965,000	$1,177,000	$101,000	$317,000

(1)

On December 1, 2015, we issued a convertible note payable to Mr. Rory J. Cutaia, our majority stockholder and Chief Executive Officer, to consolidate all loans and advances made by Mr. Cutaia to us as of that date. The note bears interest at a rate of 12% per annum, is secured by our assets, and had an original maturity date of April 1, 2017. Pursuant to the terms of the note agreement, at Mr. Cutaia’s discretion, he may convert up to 30%, or $375,000 of outstanding principal, plus accrued interest thereon, into shares of our Common Stock at a conversion rate of $1.05 per share.

On May 4, 2017, we entered into an extension agreement with Mr. Cutaia to extend the maturity date of the note from April 1, 2017 to August 1, 2018. In consideration, we issued Mr. Cutaia a three-year warrant to purchase up to 117,013 shares of our Common Stock at a price of $5.33 per share with a fair value of $517,000. All other terms of the note remain unchanged.

On August 8, 2018, we entered into an extension agreement with Mr. Cutaia to extend the maturity date of the note to February 8, 2021. All other terms of the note remain unchanged. In connection with the extension, we granted to Mr. Cutaia a three-year warrant to purchase up to 163,113 shares of our Common Stock at a price of $7.35 per share with a fair value of $1,075,000.

On September 30, 2018, Mr. Cutaia converted the principal balance that was convertible, or $375,000, into 356,824 restricted shares of our Common Stock at $1.05 per share.

As of October 18, 2019, the outstanding balance of the note amounted to $825,000.

(2)

On December 1, 2015, we issued a convertible note to Mr. Cutaia in the amount of $189,000, representing a portion of Mr. Cutaia’s accrued salary for 2015. The note was unsecured, bore interest at a rate of 12% per annum, and was convertible into shares of our Common Stock at a conversion price of $1.05 per share. The original maturity date of August 1, 2018, was subsequently extended to February 8, 2021. As of December 31, 2017, outstanding balance of the note amounted to $189,000.

On September 30, 2018, Mr. Cutaia converted the entire unpaid balance of $189,000 into 180,000 restricted shares of our Common Stock at $1.05 per share.

(3)

On December 1, 2015, we issued a note payable to a former member of our Board, in the amount of $112,000, representing unpaid consulting fees as of November 30, 2015. The note is unsecured, bears interest at a rate of 12% per annum, and matured in April 2017.

As of September 30, 2019, and the date of this Proxy Statement, the note is past due. We are currently in negotiations with the note holder to settle the note payable.

(4)

On April 4, 2016, we issued a convertible note to Mr. Cutaia, in the amount of $343,000, to consolidate all advances made by Mr. Cutaia to us from December 2015 through March 2016. The note bears interest at a rate of 12% per annum, is secured by our assets, and, at one point, originally matured on December 4, 2018. Pursuant to the terms of the note, a total of 30% of the note principal, or $103,000, can be converted into shares of our Common Stock at a conversion price of $1.05 per share. As of December 31, 2017, the outstanding balance of the note was $343,000.

On September 30, 2018, pursuant to the terms of the note, Mr. Cutaia converted 30% of the principal balance, or $103,000, into 98,093 restricted shares of our Common Stock at $1.05 per share.

On December 4, 2018, we entered into an extension agreement with Mr. Cutaia to extend the maturity date of the note to June 4, 2021. All other terms of the note remain unchanged. In connection with the extension, we granted to Mr. Cutaia a three-year warrant to purchase up to 353,000 shares of our Common Stock at a price of $5.10 per share with a fair value of $111,000.

As of October 18, 2019, the outstanding balance of the note amounted to $240,000.

(5)

On April 4, 2016, we issued a convertible note payable to Mr. Cutaia in the amount of $122,000, representing his unpaid salary from December 2015 through March 2016. The note was unsecured, bore interest at the rate of 12% per annum, originally matured on December 4, 2018, and was convertible into shares of our Common Stock at a conversion price of $1.05 per share. As of December 31, 2017, the outstanding balance of the note amounted to $122,000.

On September 30, 2018, Mr. Cutaia converted the entire outstanding principal amount of $122,000 into 116,071 restricted shares of our Common Stock. Thus, as of that date, the note was satisfied in full.

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Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

We currently combine the positions of Chairman and Chief Executive Officer into one position. We believe that this structure is appropriate at this time and is a leadership model that has served our stockholders well since the inception of the Company. We believe that this combined model has certain advantages over other leadership structures. This combined role allows Mr. Cutaia to drive execution of our strategic plans and facilitates effective communication between management and our Board to bring key issues to its attention, and to see that our Board’s guidance and decisions are implemented effectively by management. Further, our Board has designated Mr. Geiskopf as its Lead Director. Our Board believes that Mr. Geiskopf’s strong leadership and qualifications, including his prior experience as a chief executive officer and chief financial officer and his tenure on our Board, among other factors, contribute to his ability to fulfill the role of Lead Director effectively.

Role of the Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and accessing the steps management has taken to monitor, control, and report such risks to our Audit Committee. Such risks include risks relating to execution of our growth strategy, the effects of the economy and general financial condition and outlook, our ability to expand our client base, communication with investors, certain actions of our competitors, the protection of our intellectual property, sufficiency of our capital, security of information systems and data, integration of new information systems, credit risk, product liability, and costs of reliance on external advisors. Our Audit Committee then reports such risks as appropriate to our Board, which then initiates discussions with appropriate members of our senior management if, after discussion of such risks, our Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on our Compensation Committee to address significant risk exposures that we may face with respect to compensation, including risks relating to retention of key employees, protection of partner relationships, management succession, and benefit costs, and, when appropriate, reports these risks to the full Board.

Stockholder Communications with the Board

Stockholders and other parties interested in communicating directly with our Board, a committee thereof, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) in care of the Corporate Secretary, Verb Technology Company, Inc., 2210 Newport Boulevard, Suite 200, Newport Beach, California 92663. The Corporate Secretary will forward all appropriate communications to the Chairman of our Audit Committee.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 12, 2019, certain information with respect to the beneficial ownership of shares of our Common Stock by (i) each of our directors (including director nominees), (ii) each of our named executive officers, (iii) our directors and executive officers as a group, and (iv) each stockholder known by us to be the beneficial owner of more than 5% of our outstanding Common Stock.

Name and Address(7)	Title of Class	Amount and Nature of Beneficial Ownership(1)		Percent Owned (%)(2)
Rory J. Cutaia c/o 2210 Newport Boulevard, Suite 200 Newport Beach, California 92663	Common Stock	3,978,869	(3)	16.5%

James P. Geiskopf c/o 2210 Newport Boulevard, Suite 200 Newport Beach, California 92663	Common Stock	500,933	(4)	2.1%

Jeffrey R. Clayborne c/o 2210 Newport Boulevard, Suite 200 Newport Beach, California 92663	Common Stock	401,765	(5)	1.7%

Phillip J. Bond c/o 2210 Newport Boulevard, Suite 200 Newport Beach, California 92663	Common Stock	26,667	(6)	*

Kenneth S. Cragun c/o 2210 Newport Boulevard, Suite 200 Newport Beach, California 92663	Common Stock	26,667	(7)	*

Chad Thomas c/o 2210 Newport Boulevard, Suite 200 Newport Beach, California 92663	Common Stock	44,444	(8)	*

All executive officers and directors as a group (7 persons)	Common Stock	4,979,345	(9)	20.1%

Beneficial owner of more than 5%

None

* Represents less than 1%.

(1)	Except as otherwise indicated, we believe that the beneficial owners of the shares of our Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws, where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Percentage of Common Stock is based on 23,469,949 shares of our Common Stock being issued and outstanding as of November 12, 2019.

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(3)	Consists of 3,004,269 shares of our Common Stock held directly, 240,240 shares of our Common Stock held by Cutaia Media Group Holdings, LLC (an entity over which Mr. Cutaia has dispositive and voting authority), and 54,006 shares of our Common Stock held by Mr. Cutaia’s spouse (as to which shares, he disclaims beneficial ownership). Also includes 336,667 shares of our Common Stock underlying stock options held directly and 40,000 shares of our Common Stock underlying stock options held by Mr. Cutaia’s spouse that are exercisable within 60 days of the date of the Record date (as to which underlying shares, he disclaims beneficial ownership). The total also includes 303,688 shares of our Common Stock underlying warrants granted to Mr. Cutaia, which warrants are exercisable within 60 days of the Record Date.

(4)	Includes 272,267 shares of our Common Stock held directly and 5,333 shares of our Common Stock held by Mr. Geiskopf’s children. Also includes 223,333 shares of our Common Stock underlying stock options exercisable within 60 days of the Record Date.

(5)	Includes 133,333 shares of our Common Stock held directly. Also, includes 268,432 shares of our Common Stock underlying stock options that are exercisable within 60 days of the Record Date. Excludes 11,111 shares of our Common Stock underlying stock options that are not exercisable within 60 days of the Record Date.

(6)	Includes 26,667 shares of our Common Stock underlying stock options exercisable within 60 days of the Record Date. Excludes 40,000 shares of our Common Stock underlying stock options not exercisable within 60 days of the Record Date.

(7)	Includes 26,667 shares of our Common Stock underlying stock options exercisable within 60 days of the Record Date. Excludes 40,000 shares of our Common Stock underlying stock options not exercisable within 60 days of the Record Date.

(8)	Chad Thomas qualified as one of our named executive officers for fiscal 2018. Effective April 2019, Mr. Thomas moved out of his role as Chief Technology Officer and now serves as our Senior Managing Director of Technology Development and Engineering. The number above includes 44,444 shares of our Common Stock underlying stock options exercisable within 60 days of the Record Date. Excludes 88,889 shares of our Common Stock underlying stock options not exercisable within 60 days of the Record date.

(9)

Includes all shares, options, and warrants referenced in notes 3 through 8. Tal Golan, our Chief Strategy Officer, is not included because, as of the Record Date, he does not beneficially own any shares of our Common Stock..

Change-in-Control Arrangements

We do not know of any arrangements, which may, at a subsequent date, result in a change-in-control.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, requires that our directors and executive officers, and persons who beneficially own more than 10% of our Common Stock (referred to herein as the “Reporting Persons”) file with the SEC various reports as to their ownership of and activities relating to our Common Stock. To the best of our knowledge, all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during our most recent fiscal year. In making these statements, we have relied solely on our review of copies of the reports furnished to us, representations that no other reports were required, and other knowledge relating to transactions involving the Reporting Persons.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain compensation awarded to, earned by, or paid to the following “named executive officers,” which is defined as follows:

(a)	all individuals serving as our principal executive officer during the year ended December 31, 2018; and

(b)	each of our two other most highly compensated executive officers who were serving as executive officers at the end of the year ended December 31, 2018.

We did not have any individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer as of the end of fiscal 2018.

Name and Position	Fiscal Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Rory J. Cutaia(3)	2018	436,000	-	-	-	1,186,000	1,622,000	(4)
Chairman of the Board, Chief Executive Officer, President, Secretary, and Treasurer	2017	400,000	710,000	167,000	-	690,000	1,967,000	(5)

Jeffrey R. Clayborne(6)	2018	110,000	-	17,000	-	-	127,000
Chief Financial Officer	2017	96,000	325,000	313,000	-	-	733,000

Chad J. Thomas(7)	2018	28,000	-	-	965,000	-	993,000
Chief Technology Officer	2017	-	-	-	-	-	-

(1)	For valuation purposes, the dollar amount shown is calculated based on the market price of our Common Stock on the grant dates. The number of shares granted, the grant date, and the market price of such shares for each named executive officer is set forth below.

(2)	For valuation assumptions on stock option awards refer to Note 2 to the audited consolidated financial statements for the year ended December 31, 2018. The disclosed amounts reflect the fair value of the stock option awards that were earned during fiscal years ended December 31, 2018 and 2017 in accordance with FASB ASC Topic 718.

(3)	Mr. Cutaia was appointed as Chairman of the Board, President, Chief Executive Officer, Secretary, and Treasurer on October 16, 2014.

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(4)	As of December 31, 2018, Mr. Cutaia had accrued but unpaid compensation equal to $188,000.

(5)	As of December 31, 2017, Mr. Cutaia had accrued but unpaid compensation equal to $400,000.

(6)	Mr. Clayborne was appointed as Chief Financial Officer on July 15, 2016.

(7)	Mr. Thomas was appointed as Chief Technology Officer on October 12, 2018 and stepped out of this role on April 11, 2019. Mr. Thomas currently serves as our Senior Managing Director of Technology Development and Engineering.

Narrative Disclosure to Summary Compensation Table

The following is a discussion of the material information that we believe is necessary to understand the information disclosed in the foregoing Summary Compensation Table.

Rory J. Cutaia

On November 1, 2014, we entered into an employment agreement with Mr. Cutaia. The employment agreement is for a five-year term, and can be extended for additional one-year periods. In addition to certain payments due to Mr. Cutaia upon termination of employment, the employment agreement contains customary non-competition, non-solicitation, and confidentiality provisions. Mr. Cutaia is entitled to a base salary of $325,000 per year, with annual increases of 10%. Mr. Cutaia is also entitled to a mandatory increase of not less than $100,000 per annum upon us achieving EBITDA break-even. In addition, Mr. Cutaia is eligible for an annual bonus in an amount of $325,000 upon the achievement of certain performance targets established by our Board, as well as an annual stock option grant of 16,667 shares of our Common Stock. Finally, Mr. Cutaia is eligible for certain other benefits such as health, vision, and dental insurance, life insurance, and 401(k) Company matching.

Mr. Cutaia earned total cash compensation for his services to us in the amount of $436,000 and $400,000 for fiscal years 2018 and 2017, respectively.

On August 15, 2017, we issued Mr. Cutaia 250,000 shares of our Common Stock. The price per share was $2.25, as reported on the OTCQB.

On January 10, 2017, we granted Mr. Cutaia a stock option to purchase up to 133,333 shares of our Common Stock at an exercise price of $1.20 per share. The option is not currently vested, but will vest in full on January 10, 2020, and will expire on January 9, 2022. On December 19, 2017, we granted Mr. Cutaia a stock option to purchase up to 16,667 shares of our Common Stock at an exercise price of $1.16 per share. The option was vested as to 8,333 shares on the date of grant and vested as to the other 8,333 shares on December 18, 2018. The option expires on December 18, 2022.

On March 7, 2018, we issued Mr. Cutaia 100,000 shares of our Common Stock for services rendered in 2017. The price per share was $6.60, as reported on the OTCQB.

Mr. Cutaia also received $1,186,000 and $690,000 for fiscal years 2018 and 2017, respectively, as “other compensation,” which represented warrants with 3-year terms to purchase up to 186,675 and 205,623 shares of our Common Stock, respectively.

Jeffrey R. Clayborne

Mr. Clayborne earned total cash compensation for his services to us in the amount of $110,000 and $96,000 for fiscal years 2018 and 2017, respectively.

On May 4, 2017, we issued Mr. Clayborne 33,333 shares of our Common Stock. The price per share was $5.40, as reported on the OTCQB.

On January 10, 2017, we granted Mr. Clayborne a stock option to purchase 133,333 shares of our Common Stock at an exercise price of $1.20 per share. All of the shares will vest on January 10, 2020. On May 4, 2017, we granted Mr. Clayborne a stock option to purchase 33,333 shares of our Common Stock at an exercise price of $1.20 per share. The shares will vest annually in three equal installments. As of November 12, 2019, 22,222 shares were vested.

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On March 7, 2018, we issued Mr. Clayborne 100,000 shares of our Common Stock for services rendered in 2017. The price per share was $6.60, as reported on the OTCQB.

On January 22, 2018, we granted Mr. Clayborne a stock option to purchase 12,876 shares of our Common Stock at an exercise price of $1.35. The shares vested on grant date.

Chad J. Thomas

Mr. Thomas earned total cash compensation for his services to us in the amount of $28,000 for fiscal year 2018.

On October 12, 2018, we granted Mr. Thomas a stock option to purchase 133,333 shares of our Common Stock at an exercise price of $7.50. The shares will vest annually in three equal installments. As of November 12, 2019, no shares were vested.

Outstanding Equity Awards at Fiscal Year-End

We did not have any stock awards outstanding as of December 31, 2018. The following table sets forth, for each named executive officer, certain information concerning outstanding option awards as of December 31, 2018:

Name	Number of securities underlying unexercised options (exercisable) (#)	Number of securities underlying unexercised options (unexercisable) (#)	Option exercise price ($)	Option expiration date
Rory J. Cutaia	16,667	-	1.20	December 18, 2022(1)
	-	133,333	1.20	January 9, 2022(2)
	16,667	-	1.65	October 31, 2012(3)
	83,333	-	1.50	May 11, 2021(4)
	16,667	-	1.20	November 1, 2019(5)
	53,333	-	7.50	May 12, 2019(6)

Jeffrey R. Clayborne	11,111	22,222	5.40	May 3, 2022(7)
	-	133,333	1.20	January 9, 2022(8)
	68,889	31,178	1.65	July 14, 2021(9)
	12,876	-	1.35	January 21, 2023(10)

Chad J. Thomas	-	133,333	7.50	October 11, 2023(11)

(1)	All shares have fully vested.

(2)	133,333 shares will vest on January 10, 2020.

(3)	All shares have fully vested.

(4)	83,333 shares vested on the grant date.

(5)	All shares have fully vested.

(6)	All shares have fully vested.

(7)	Shares will vest annually in three equal installments.

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(8)	All 133,333 shares will vest on January 10, 2020.

(9)	6,667 shares vested on the grant date, and the remaining 93,333 shares will vest annually in three equal installments.

(10)	All shares vested on the grant date.

(11)	Shares will vest annually in three equal installments.

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

Other than as disclosed below, we have no contract, agreement, plan, or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement, or other termination of our directors or executive officers, or a change in control of our company or a change in our directors’ or executive officers’ responsibilities following a change in control.

Rory J. Cutaia

Pursuant to Mr. Cutaia’s employment agreement dated November 1, 2014 (the “Employment Agreement”), Mr. Cutaia is entitled to the following severance package in the event he is “terminated without cause,” “terminated for good reason,” or “terminated upon permanent disability”: (i) monthly payments of $27,000 or such sum equal to his monthly base compensation at the time of the termination, whichever is higher, for a period of 36 months from the date of such termination or to the end of the term of the Employment Agreement, whichever is longer; and (ii) reimbursement for COBRA health insurance costs for 36 months from the date of such termination or to the end of the term of the Employment Agreement, whichever is longer. In addition, Mr. Cutaia’s unvested equity will immediately vest, without restriction, and any unearned and unpaid bonus compensation, expense reimbursement, and all accrued vacation, personal, and sick days, etc. shall be deemed earned, vested, and paid immediately. For purposes of the Employment Agreement, “terminated without cause” means Mr. Cutaia is terminated for any reason other than a discharge for cause or due to Mr. Cutaia’s death or permanent disability. For purposes of the Employment Agreement, “terminated for good reason” means the voluntary termination of the Employment Agreement by Mr. Cutaia if any of the following occurs without his prior written consent, which consent cannot be unreasonably withheld considering our then current financial condition, and in each case, which continues uncured for 30 days following receipt by us of Mr. Cutaia’s written notice: (i) there is a material reduction by us in (A) Mr. Cutaia’s annual base salary then in effect or (B) the annual target bonus, as set forth in the Employment Agreement, or the maximum additional amount up to which Mr. Cutaia is eligible pursuant to the Employment Agreement; (ii) we reduce Mr. Cutaia’s job title and position such that Mr. Cutaia (A) is no longer our Chief Executive Officer; (B) is no longer the Chairman of the Board; or (C) is involuntarily removed from our Board; or (iii) Mr. Cutaia is required to relocated to an office location outside of Los Angeles, California, or outside of a 30-mile radius of Los Angeles, California. With respect to our recent office relocation to Newport Beach, California, Mr. Cutaia voluntarily relocated. For purposes of the Employment Agreement, “terminated upon permanent disability” means Mr. Cutaia is terminated because he is unable to perform his duties due to a physical or mental condition for (i) a period of 120 consecutive days or (ii) an aggregate of 180 days in any 12-month period.

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DIRECTOR COMPENSATION

Director Summary Compensation Table

The table below summarizes the compensation paid to our non-employee directors for the fiscal year ended December 31, 2018:

Name(1)	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)		Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
James P. Geiskopf	-	-	-		-	-	-	-

Phillip J. Bond	-	-	483,000	(2)(3)	-	-	-	483,000

Kenneth S. Cragun	-	-	483,000	(2)(3)	-	-	-	483,000

(1)	Rory J. Cutaia, our Chairman of the Board, Chief Executive Officer, President, Secretary, and Treasurer during fiscal 2018, is not included in this table as he was an employee, and, thus, received no compensation for his services as a director. The compensation received by Mr. Cutaia as an employee is disclosed in the Summary Compensation Table on page 20.

(2)	The aggregate number of option awards outstanding at the end of fiscal 2018 was 66,667 shares.

(3)	Represents an option award of 66,667 shares of our Common Stock valued at a price per share of approximately $7.50, which was the closing price as reported on the OTCQB on the grant date.

Narrative Discussion on Director Compensation

We have no formal plan for compensating our directors for their services in their capacity as directors. Our directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. Our Board may award special remuneration to any director undertaking any special services on their behalf other than services ordinarily required of a director.

James P. Geiskopf

We did not pay any compensation to Mr. Geiskopf for his services as a director during fiscal 2018.

Phillip J. Bond

On August 27, 2018, we granted Mr. Bond a stock option to purchase up to 66,667 shares of our Common Stock at an exercise price of $7.50 per share. 13,333 of the shares vested on the inception of service, the remaining shares vest annually in four equal installments.

Kenneth S. Cragun

On August 27, 2018, we granted Mr. Cragun a stock option to purchase up to 66,667 shares of our Common Stock at an exercise price of $7.50 per share. 13,333 of the shares vested on the inception of service, the remaining shares vest annually in four equal installments.

Golden Parachute Compensation

For a description of the terms of any agreement or understanding, whether written or unwritten, between any officer or director and us concerning any type of compensation, whether present, deferred, or contingent, that will be based on or otherwise will relate to an acquisition, merger, consolidation, sale, or other type of disposition of all or substantially all assets of our company, see above under the heading “Executive Compensation,” “Director Summary Compensation Table,” and “Narrative Discussion on Director Compensation.”

Risk Assessment in Compensation Programs

During fiscal 2018 and 2017, we paid compensation to our employees, including executive and non-executive officers. Due to the size and scope of our business, and the amount of compensation, we did not have any employee compensation policies and programs to determine whether our policies and programs create risks that are reasonably likely to have a material adverse effect on us.

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Equity Compensation Plan Information

Equity Compensation Plan Information

The following table summarizes certain information regarding our equity compensation plans as of December 31, 2018:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	-	-	-
Equity compensation plans not approved by security holders	2,478,974	$5.25	168,600
Total	2,478,974	$5.25	168,600

Effective October 16, 2014, our board of directors adopted and approved the 2014 Stock Option Plan (the “2014 Plan”). The purpose of the 2014 Plan is to (a) enable us and any of our affiliates to attract and retain the types of employees, consultants, and directors who will contribute to our long-term success; (b) provide incentives that align the interests of employees, consultants and directors with those of our stockholders; and (c) promote the success of our business.

The 2014 Plan provides for the grant of incentive stock options to purchase shares of our Common Stock to our directors, officers, employees, and consultants. The 2014 Plan is administered by our Board, except that it may, in its discretion, delegate such responsibility to a committee comprised of at least two directors. A maximum of 800,000 shares are reserved and set aside for issuance under the 2014 Plan. Each option, upon its exercise, entitles the optionee to acquire one share of our Common Stock, upon payment of the applicable exercise price, which is determined by our Board at the time of grant. Stock options may be granted under the 2014 Plan for an exercise period of up to ten years from the grant date of the option or such lesser periods as may be determined by our Board, subject to earlier termination in accordance with the terms of the 2014 Plan.

Vesting terms are determined by our Board at the time of grant; provided, that, if no vesting schedule is specified at the time of grant, 25% of the options granted will vest on each of the first, second, third, and fourth anniversaries of the grant date. Options that have vested will terminate, to the extent not previously exercised, upon the occurrence of the first of the following events: (i) the expiration of the options; (ii) the date of an optionee’s termination of employment or contractual relationship with us for cause (as determined in the sole discretion of the plan administrator; (iii) the expiration of three months from the date of an optionee’s termination of employment or contractual relationship with us for any reason whatsoever other than cause, death, or disability (as defined in the Plan); or (iv) the expiration of one year from termination of an optionee’s employment or contractual relationship by reason of death or disability.

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PROPOSAL 2 – APPROVAL OF THE 2019 OMNIBUS INCENTIVE PLAN

What Am I Voting On?

Stockholders are being asked to approve the Incentive Plan, which was approved by our Board on [●], 2019. The Incentive Plan will become effective on the date it is approved by our stockholders, and will replace the 2014 Plan, which is the only plan under which equity awards are currently being granted.

Voting Recommendation

FOR the approval of the Incentive Plan because it includes a number of features that we believe are consistent with the interests of our stockholders and sound corporate governance practices.

General

The purpose of the Incentive Plan is to enhance stockholder value by linking the compensation of our officers, directors, key employees, and consultants to increases in the price of our Common Stock and the achievement of other performance objections and to encourage ownership in the Company by key personnel whose long-term employment is considered essential to our continued progress and success. The Incentive Plan is also intended to assist us in recruiting new employees and to motivate, retain, and encourage such employees and directors to act in our stockholders’ interest and share in our success.

Term

The Incentive Plan will become effective upon approval by our stockholders and will continue in effect from that date until it is terminated in accordance with its terms.

Administration

The Incentive Plan may be administered by our Board, a committee designated by it, and/or their respective delegates. Our Board currently contemplates that our Compensation Committee will administer the Incentive Plan. The administrator has the power to determine the directors, employees, and consultants who may participate in the Incentive Plan and the amounts and other terms and conditions of awards to be granted under the Incentive Plan. All questions of interpretation and administration with respect to the Incentive Plan will be determined by the administrator. The administrator also will have the complete authority to adopt, amend, rescind, and enforce rules and regulations pertaining to the administration of the Incentive Plan; to correct administrative errors; to make all other determinations deemed necessary or advisable for administering the Incentive Plan and any award granted under the Incentive Plan; and to authorize any person to execute, on behalf of the Company, all agreements and documents previously approved by the administrator, among other items.

Eligibility

Any of our directors, employees, or consultants, or any directors, employees, or consultants of any of our affiliates (except that with respect to incentive stock options, only employees of the Company or any of our subsidiaries are eligible), are eligible to participate in the Incentive Plan.

Available Shares

Subject to the adjustment provisions included in the Incentive Plan, a total of 8,000,000 shares of our Common Stock would be authorized for awards granted under the Incentive Plan. Shares subject to awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part), will not reduce the aggregate number of shares that may be subject to or delivered under awards granted under the Incentive Plan and will be available for future awards granted under the Incentive Plan.

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Types of Awards

We may grant the following types of awards under the Incentive Plan: stock awards; options; stock appreciation rights; stock units; or other stock-based awards.

Stock Awards. The Incentive Plan authorizes the grant of stock awards to eligible participants. The administrator determines (i) the number of shares subject to the stock award or a formula for determining such number, (ii) the purchase price of the shares, if any, (iii) the means of payment for the shares, (iv) the performance criteria, if any, and the level of achievement versus these criteria, (v) the grant, issuance, vesting, and/or forfeiture of the shares, (vi) restrictions on transferability, and such other terms and conditions determined by the administrator.

Options. The Incentive Plan authorizes the grant of non-qualified and/or incentive options to eligible participants, which options give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the option, to purchase shares of our Common Stock at a fixed price. The administrator determines the exercise price for each share subject to an option granted under the Incentive Plan, which exercise price cannot be less than the fair market value (as defined in the Incentive Plan) of our Common Stock on the grant date. The administrator also determines the number of shares subject to each option, the time or times when each option becomes exercisable, and the term of each option (which cannot exceed ten (10) years from the grant date).

Stock Appreciation Rights. The Incentive Plan authorizes the grant of stock appreciation rights to eligible participants, which stock appreciation rights give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the stock appreciation right, to receive in cash or shares of our Common Stock the excess of the fair market value (as defined in the Incentive Plan) of our Common Stock on the date of exercise over the exercise price of the stock appreciation right. All stock appreciation rights under the Incentive Plan shall be granted subject to the same terms and conditions applicable to options granted under the Incentive Plan. Stock appreciation rights may be granted to awardees either alone or in addition to or in tandem with other awards granted under the Incentive Plan and may, but need not, relate to a specific option granted under the Incentive Plan.

Stock Unit Awards and Other Stock-Based Awards. In addition to the award types described above, the administrator may grant any other type of award payable by delivery of our Common Stock in such amounts and subject to such terms and conditions as the administrator determines in its sole discretion, subject to the terms of the Incentive Plan. Such awards may be made in addition to or in conjunction with other awards under the Incentive Plan. Such awards may include unrestricted shares of our Common Stock, which may be awarded, without limitation (except as provided in the Incentive Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of our Common Stock from us.

Award Limits

Subject to the terms of the Incentive Plan, the aggregate number of shares that may be subject to all incentive stock options granted under the Incentive Plan cannot exceed the total aggregate number of shares that may be subject to or delivered under awards under the Incentive Plan. Notwithstanding any other provisions of the Incentive Plan to the contrary, the aggregate grant date fair value (computed as specified in the Incentive Plan) of all awards granted to any non-employee director during any single calendar year shall not exceed 300,000 shares during 2019 and, thereafter, 200,000 shares.

New Plan Benefits

The amount of future grants under the Incentive Plan is not determinable, as awards under the Incentive Plan will be granted at the sole discretion of the administrator. We cannot determinate at this time either the persons who will receive awards under the Incentive Plan or the amount or types of such any such awards.

Transferability

Unless determined otherwise by the administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will, or by the laws of descent or distribution, including but not limited to any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment, or transfer shall be of no effect prior to the date an award is vested and settled.

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Termination of Employment or Board Membership

At the grant date, the administrator is authorized to determine the effect a termination from membership on the Board by a non-employee director for any reason or a termination of employment (as defined in the Incentive Plan) due to disability (as defined in the Incentive Plan), retirement (as defined in the Incentive Plan), death, or otherwise (including termination for cause (as defined in the Incentive Plan)) will have on any award. Unless otherwise provided in the award agreement:

●	Upon termination from membership on our Board by a non-employee director for any reason other than disability or death, any option or stock appreciation right held by such director that (i) has not vested and is not exercisable as of the termination effective date will be subject to immediate cancellation and forfeiture or (ii) is vested and exercisable as of the termination effective date shall remain exercisable for one year thereafter, or the remaining term of the option or stock appreciation right, if less. Any unvested stock award, stock unit award, or other stock-based award held by a non-employee director at the time of termination from membership on our Board for a reason other than disability or death will immediately be cancelled and forfeited.

●	Upon termination from membership on our Board by a non-employee director due to disability or death will result in full vesting of any outstanding option or stock appreciation rights and vesting of a prorated portion of any stock award, stock unit award, or other stock based award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the termination from membership on our Board by a non-employee director due to disability or death occurs over the total number of months in such period. Any option or stock appreciation right that vests upon disability or death will remain exercisable for one year thereafter, or the remaining term of the option or stock appreciation right, if less. In the case of any stock award, stock unit award, or other stock-based award that vests on the basis of attainment of performance criteria (as defined in the Incentive Plan), the pro rata vested amount will be based upon the target award.

●	Upon termination of employment due to disability or death, any option or stock appreciation right held by an employee will, if not already fully vested, become fully vested and exercisable as of the effective date of such termination of employment due to disability or death, or, in either case, the remaining term of the option or stock appreciation right, if less. Termination of employment due to disability or death shall result in vesting of a prorated portion of any stock award, stock unit award, or other stock based award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the termination of employment due to disability or death occurs over the total number of months in such period. In the case of any stock award, stock unit award, or other stock-based award that vests on the basis of attainment of performance criteria, the pro-rata vested amount will be based upon the target award.

●	Any option or stock appreciation right held by an awardee at retirement that occurs at least one year after the grant date of the option or stock appreciation right will remain outstanding for the remaining term of the option or stock appreciation right and continue to vest; any stock award, stock unit award, or other stock based award held by an awardee at retirement that occurs at least one year after the grant date of the award shall also continue to vest and remain outstanding for the remainder of the term of the award.

●	Any other termination of employment shall result in immediate cancellation and forfeiture of all outstanding awards that have not vested as of the effective date of such termination of employment, and any vested and exercisable options and stock appreciation rights held at the time of such termination of such termination of employment shall remain exercisable for 90 days thereafter or the remaining term of the option or stock appreciation right, if less. Notwithstanding the foregoing, all outstanding and unexercised options and stock appreciation rights will be immediately cancelled in the event of a termination of employment for cause.

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Change of Control

In the event of a change of control (as defined in the Incentive Plan), unless other determined by the administrator as of the grant date of a particular award, the following acceleration, exercisability, and valuation provisions apply:

●	On the date that a change of control occurs, all options and stock appreciation rights awarded under the Incentive Plan not previously exercisable and vested will, if not assumed, or substituted with a new award, by the successor to the Company, become fully exercisable and vested, and if the successor to the Company assumes such options or stock appreciation rights or substitutes other awards for such awards, such awards (or their substitutes) shall become fully exercisable and vested if the participant’s employment is terminated (other than a termination for cause) within two years following the change of control.

●	Except as may be provided in an individual severance or employment agreement (or severance plan) to which an awardee is a party, in the event of an awardee’s termination of employment within two years after a change of control for any reason other than because of the awardee’s death, retirement, disability, or termination for cause, each option and stock appreciation right held by the awardee (or a transferee) that is vested following such termination of employment will remain exercisable until the earlier of the third anniversary of such termination of employment (or any later date until which it would have remained exercisable under such circumstances by its terms) or the expiration of its original term. In the event of an awardee’s termination of employment more than two years after a change of control, or within two years after a change of control because of the awardee’s death, retirement, disability, or termination for cause, the regular provisions of the Incentive Plan regarding employment termination (described above) will govern (as applicable).

●	On the date that a change of control occurs, the restrictions and conditions applicable to any or all stock awards, stock unit awards, and other stock-based awards that are not assumed, or substituted with a new award, by the successor to the Company will lapse and such awards will become fully vested. Unless otherwise provided in an award agreement at the grant date, upon the occurrence of a change of control without assumption or substitution of the awards by the successor, any performance-based award will be deemed fully earned at the target amount as of the date on which the change of control occurs. All stock awards, stock unit awards, and other stock-based awards shall be settled or paid within 30 days of vesting. Notwithstanding the foregoing, if the change of control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Internal Revenue Code, and the regulations thereunder, the awardee shall be entitled to receive the award from the Company on the date that would have applied, absent this provision. If the successor to the Company does assume (or substitute with a new award) any stock awards, stock unit awards, and other stock-based awards, all such awards shall become fully vested if the participant’s employment is terminated (other than a termination for cause) within two years following the change of control, and any performance based award will be deemed fully earned at the target amount effective as of the termination of employment.

●	The administrator, in its discretion, may determine that, upon the occurrence of a change of control of the Company, each option and stock appreciation right outstanding will terminate within a specified number of days after notice to the participant, and/or that each participant receives, with respect to each share subject to such option or stock appreciation right, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of such change of control over the exercise price per share of such option and/or stock appreciation right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction), or in a combination thereof, as the administrator, in its discretion, determines and, if there is no excess value, the administrator may, in its discretion, cancel such awards.

●	An option, stock appreciation right, stock award, stock unit award, or other stock-based award will be considered assumed or substituted for if, following the change of control, the award confers the right to purchase or receive, for each share subject to the option, stock appreciation right, stock award, stock unit award, or other stock-based award immediately prior to the change of control, the consideration (whether stock, cash, or other securities or property) received in the transaction constituting a change of control by holders of shares for each share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that, if such consideration received in the transaction constituting a change of control is not solely shares of common stock of the successor company, the administrator may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an option, stock appreciation right, stock award, stock unit award, or other stock-based award, for each share subject thereto, will be solely shares of common stock of the successor company with a fair market value substantially equal to the per-share consideration received by holders of shares in the transaction constituting a change of control. The determination of whether fair market value is substantially equal shall be made by the administrator in its sole discretion and its determination will be conclusive and binding.

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U.S. Federal Income Tax Treatment

The following discussion is intended only as a brief summary of the federal income tax rules that are generally relevant to awards as of the date of this Proxy Statement. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

Non-Qualified Options. With respect to non-qualified options granted to participants under the Incentive Plan, (i) no income is realized by the participant at the time the non-qualified option is granted, (ii) at exercise, (a) ordinary income is realized by the participant in an amount equal to the difference between the option exercise price and the fair market value of our Common Stock on the date of exercise, (b) such amount is treated as compensation and is subject to both income and wage tax withholding, and (c) we may claim a tax deduction for the same amount, and (iii) on disposition of the option shares, any appreciation or depreciation after the date of exercise of the non-qualified option, compared to the disposition price of the option shares will be treated as either short-term or long-term capital gain or loss depending on the holding period.

Incentive Stock Options. With respect to incentive stock options, there is no tax to the participant at the time of the grant. Additionally, if applicable holding period requirements (a minimum of both two years from the grant date and one year from the exercise date) are met, the participant will not recognize taxable income at the time of the exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income, potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the option exercise price), upon their disposition, the holding period of the option shares will be treated as a long-term capital gain or loss, and, unlike the treatment for shares issued pursuant to the exercise of a non-qualified option, we will not be entitled to any tax deduction. If the shares acquired on option exercise are disposed of in a “non-qualifying disposition” (i.e., before the holding period requirements had been met), the participant will generally realize ordinary income at the time of the disposition of the option shares in an amount equal to the lesser of (i) the excess of the fair market value of the option shares on the date of exercise of the incentive stock option over the exercise price thereof or (ii) the excess, if any, of the amount realized upon disposition of the option shares over the exercise price of the incentive stock option, and, just as the treatment for shares issued pursuant to the exercise of a non-qualified option, we will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price of the incentive stock option over the amount realized upon the disposition of the option shares.

Other Awards. The current federal income tax consequences of other awards authorized under the Incentive Plan generally follow certain basic patterns. An award of restricted shares of Common Stock results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares then vest, unless the participant elects under Internal Revenue Code Section 83(b) to accelerate income recognition and the taxability of the award to the grant date. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. Stock appreciation right awards result in income recognition by a participant at the time such an award is exercised in an amount equal to the amount paid in cash or the then-current fair market value of the shares received by the participant, as applicable. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Internal Revenue Code Section 162(m) with respect to covered employees.

Section 162(m) of the Internal Revenue Code. Internal Revenue Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1,000,000. “Covered employees” generally includes the Chief Executive Officer, the Chief Financial Officer, and the three other most highly compensated executive officers.

Section 409A of the Internal Revenue Code. Awards granted under the Incentive Plan will generally be designed and administered in such a manner that they are either exempt from the application of, or comply with the requirements of, Section 409A of the Internal Revenue Code. Section 409A of the Internal Revenue Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder in an amount equal to 20% of the deferred amount, and a possible interest charge. Options granted with an exercise price that is not less than the fair market value of the underlying shares on the date of grant will not give rise to “deferred compensation” for this purpose unless they involve additional deferral features.

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Other Tax Considerations. This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the Incentive Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the Incentive Plan, including the application and effect of foreign state and local taxes and any changes in the tax laws after the date of this Proxy Statement.

Amendment and Termination

The administrator may amend, alter, or discontinue the Incentive Plan or any award agreement, but any such amendment is subject to the approval of our stockholders in the manner and to the extent required by applicable law. In addition, without limiting the foregoing, unless approved by our stockholders and subject to the terms of the Incentive Plan, no such amendment shall be made that would (i) increase the maximum aggregate number of shares that may be subject to awards granted under the Incentive Plan, (ii) reduce the minimum exercise price for options or stock appreciation rights granted under the Incentive Plan, or (iii) reduce the exercise price of outstanding options or stock appreciation rights, as prohibited by the terms of the Incentive Plan without stockholder approval.

No amendment, suspension, or termination of the Incentive Plan will impair the rights of any participant with respect to an outstanding award, unless otherwise mutually agreed between the participant and the administrator, which agreement must be in writing and signed by the participant and us, except that no such agreement will be required if the administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for us, the Incentive Plan, or the award to satisfy any applicable law or to meet the requirements of any accounting standard or (ii) is not reasonably likely to diminish the benefits provided under such award significantly, or that any such diminution has been adequately compensated, except that this exception shall not apply following a change of control. Termination of the Incentive Plan will not affect the administrator’s ability to exercise the powers granted to it hereunder with respect to awards granted under the Incentive Plan prior to the date of such termination.

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PROPOSAL 3 – APPROVAL OF THE STOCK ISSUANCE PROPOSAL

What Am I Voting On?

Stockholders are being asked to approve the issuance of up to 3,245,162 shares of our Common Stock upon conversion of the shares of our Series A Preferred Stock and up to 3,245,162 shares of our Common Stock upon exercise of the Warrants, the aggregate of which conversions and exercises would represent greater than 19.99% of the issued and outstanding shares of our Common Stock as of August 14, 2019 (the date on which we issued and sold the shares of our Series A Preferred Stock and granted the Warrants). This requested approval is required by and in accordance with Nasdaq Listing Rules 5635(b) and 5635(d).

Voting Recommendation

FOR the approval of the Stock Issuance Proposal.

General

We are currently authorized to issue up to 200,000,000 shares of our Common Stock and 15,000,000 shares of our preferred stock, par value $0.0001 per share. Of the 200,000,000 shares of our Common Stock authorized by our Articles of Incorporation, 24,469,949 shares of our Common Stock are issued and outstanding as of November 12, 2019. Of the 15,000,000 shares of preferred stock, par value $0.0001 per share, authorized in our Articles of Incorporation, 6,000 shares have been designated as Series A Preferred Stock, of which 5,030 shares were issued and outstanding as of November 12, 2019.

On August 14, 2019, we entered into a Securities Purchase Agreement (the “SPA”) with certain purchasers named therein, pursuant to which we issued and sold to the purchasers up to an aggregate of 5,030 shares of our Series A Preferred Stock and granted Warrants to purchase an aggregate of up to 3,245,162 shares of our Common Stock (an amount equivalent to the number of shares of our Common Stock into which the shares of our Series A Preferred Stock is initially convertible). Each share of our Series A Preferred Stock is convertible, at any time and from time to time from and after August 14, 2019, at the holder’s option into that number of shares of our Common Stock equal to its stated value per share (or $1,000) divided by the conversion price (initially, $1.55); thus, initially, each share of our Series A Preferred Stock is convertible into approximately 645 shares of our Common Stock. The Warrants have an initial exercise price of $1.88 per share of our Common Stock, subject to customary adjustments, are exercisable from and after February 14, 2020, and will expire at 5:00 p.m. (New York City time) on August 14, 2024. We closed the offering on August 14, 2019 and issued and sold 5,030 shares of our Series A Preferred Stock and granted Warrants exercisable into up to 3,245,162 shares of our Common Stock, resulting in aggregate proceeds of $5,030,000. The conversion price of the shares of our Series A Preferred Stock and the exercise price of the Warrants may be subject to downward price adjustments based on the pricing of future equity sales or rights offerings.

Unless and until this Proposal 3 is approved by our stockholders as required by the Nasdaq Listing Rules, the purchasers are limited as to the number of shares of our Series A Preferred Stock that may be converted and the number of Warrants that may be exercised. If our stockholders approve this Proposal 3, and assuming the conversion of all of the shares of our Series A Preferred Stock and exercise of all of the Warrants, the purchasers would own an aggregate of 6,490,324 shares of our Common Stock, representing approximately 22% of our outstanding capital stock as of November 12, 2019.

Nasdaq Rules

Our Common Stock is listed on the Nasdaq Capital Market under the symbol “VERB” and, as such, we are subject to the Nasdaq Listing Rules. Pursuant to Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities if such issuance or potential issuance may result in a change of control of the issuer. Under Nasdaq rules and policies, a change of control may be deemed to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power of the issuer, and such ownership or voting power would be the largest ownership position of the issuer. Conversion of the shares of our Series A Preferred Stock and exercise of the Warrants could result in the holders thereof owning an amount in excess of 19.99% of the issued and outstanding shares of our Common Stock as of August 14, 2019 (the date on which we issued and sold the shares of our Series A Preferred Stock and granted the Warrants). Pursuant to Listing Rule 5635(d), stockholder approval is required for a transaction, other than a public offering, that involves the sale, issuance, or potential issuance by a company of shares of its common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the number of shares of its common stock, or 20% or more of the voting power outstanding before the issuance for less than the lower of: (i) the closing price as reported by Nasdaq immediately preceding the signing of the SPA, or $1.85, or (ii) the average closing price of our Common Stock as reported by Nasdaq for the five trading days immediately preceding the signing of the SPA, or $1.828.

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Accordingly, to comply with Listing Rules 5635(b) and 5635(d), the Certificate of Designation of Rights, Preferences, and Restrictions of our Series A Preferred Stock and each Common Stock Purchase Warrant prevents us from issuing that number of shares of our Common Stock, which, when aggregated with any shares of our Common Stock that were issued on or after the date on which the shares of our Series A Preferred Stock were issued and sold and on which the Warrants were granted, but prior to such conversion or exercise date (i) in connection with any conversion of shares of our Series A Preferred Stock issued pursuant to the SPA, (ii) in connection with any exercise of any Warrants issued pursuant to the SPA, and (iii) in connection with the exercise of any warrants issued to any registered broker-dealer as a fee in connection with the issuance and sale of the shares of our Series A Preferred Stock and the grant of the Warrants, all pursuant to the SPA, would exceed 4,459,725 shares of Common Stock (the “Issuable Maximum”).

Effect of Issuance of Common Stock

The issuance of the 6,490,324 shares of our Common Stock that are the subject of this Proposal 3 will result in an increase in the number of shares of our Common Stock outstanding, and our stockholders will incur further dilution of their percentage ownership in us to the extent that the holders of our Series A Preferred Stock convert their shares of our Series A Preferred Stock and the holders of the Warrants exercise their Warrants for shares of our Common Stock.

Required Vote

We are seeking your approval of this Proposal 3 in order to satisfy the stockholder approval requirements of Nasdaq, including Nasdaq Listing Rules 5635(b) and 5635(d), with respect to our issuance of shares of our Common Stock to the holders of shares of our Series A Preferred Stock upon their conversion thereof and shares of our Common Stock to the holders of Warrants upon their exercise thereof, which potential issuances, in the aggregate, represent more than 19.99% of our outstanding Common Stock as of August 14, 2019 (the date on which we issued and sold the shares of our Series A Preferred Stock and granted the Warrants).

Stockholder approval of this Proposal 3 requires a FOR vote from at least a majority of the votes cast. Abstentions and broker non-votes will not have any effect on the outcome of this matter.

Consequences if Stockholder Approval is Not Obtained

If we do not obtain stockholder approval, conversions of shares of our Series A Preferred Stock into shares of our Common Stock and exercises of the Warrants for shares of our Common Stock in excess of the Issuable Maximum will not be permitted, and the holders of the shares of our Series A Preferred Stock will continue to hold those shares, just as the holders of the Warrants will continue to hold those Warrants. We are also required to continue to seek stockholder approval of the Stock Issuance Proposal.

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PROPOSAL 4 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

What Am I Voting On?

Stockholders are being asked to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

Voting Recommendation

FOR the non-binding, advisory vote to approve the executive compensation of our named executive officers disclosed in this Proxy Statement under the section entitled “Executive Compensation,” including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of SEC Regulation S-K.

Summary

We believe executive compensation is an important matter for our stockholders. A fundamental principle of our executive compensation philosophy and practice continues to be to pay-for-performance. An executive officer’s compensation package historically has been comprised of a base salary, which reflects individual performance and expertise. Previously, we have also granted stock options to our executive officers as part of their compensation. Based on our size and scope, we believe that this type of compensation program is consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We urge you to read this Proxy Statement for additional details on our executive compensation, including our compensation philosophy and objectives and the fiscal 2018 compensation of the named executive officers.

This proposal, commonly known as a “say-on-pay” proposal, gives you, as a stockholder, the opportunity to endorse or not to endorse our executive pay philosophy, policies, and procedures. This vote is intended to provide an overall assessment of our executive compensation program, rather than focus on any specific item of compensation. Given the information provided above and elsewhere in this Proxy Statement, our Board asks you to approve the following resolution:

“RESOLVED, that the Company’s stockholders approve the compensation of the Company’s named executive officers described in the Proxy Statement under the section titled “Executive Compensation”, including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Regulation S-K.”

As an advisory vote, this proposal is non-binding on us. However, our Board and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

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PROPOSAL 5 – ADVISORY VOTE TO APPROVE THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

What Am I Voting On?

Stockholders are being asked to approve, on a non-binding, advisory basis, the frequency of say-on-pay votes.

Voting Recommendation

FOR the non-binding, advisory vote on the frequency of say-on-pay votes approving the executive compensation of our named executive officers disclosed in this Proxy Statement under the section titled “executive compensation,” including the compensation tables and other narrative execution compensation disclosures therein, required by Item 402 of SEC Regulation S-K every three years.

Summary

As discussed above in Proposal 4, executive compensation is an important matter for the Company’s stockholders. Companies are required to provide a separate stockholder advisory vote once every six years to determine whether the stockholders’ say-on-pay vote should occur every year, every two years, or every three years. We believe that approval of executive compensation should occur every three years, as stockholder feedback on executive compensation would be more useful if the success of our compensation program is judged over a period of time.

We are asking stockholders to vote on whether the say-on-pay vote should occur every year, every two years, or every three years. As an advisory vote, this proposal is non-binding on the Company. However, our Board values the opinions of our stockholders and will consider the outcome of the vote when determining how often a say-on-pay advisory vote of the stockholders should be taken.

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PROPOSAL 6 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What Am I Voting On?

It is the responsibility of the Audit Committee to select and retain our independent registered public accounting firms. Our Audit Committee has appointed Weinberg, as our independent registered public accounting firm for our fiscal year ending December 31, 2019. Although stockholder ratification of the Audit Committee’s selection of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Weinberg to stockholder ratification so that our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent registered public accounting firm for us.

Representatives of Weinberg will be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders present at the meeting.

Voting Recommendation

FOR the ratification of the appointment of Weinberg as our independent registered public accounting firm.

Audit Fees

The following table presents fees paid or to be paid for professional audit services rendered by Weinberg for the audit of our annual financial statements during the years ended December 31, 2018 and 2017, review of financial statements included in our quarterly reports during the years ended December 31, 2018 and 2017, and fees billed for other services rendered:

	Fiscal 2018	Fiscal 2017
Audit Fees (1)	$122,000	$62,000
Audit-Related Fees (2)	7,000	1,000
Tax Fees	-	-
All Other Fees (3)	166,000	8,000
Total All Fees	$295,000	$71,000

(1)	Audit Fees consisted of fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports, and review of other documents filed with the SEC within those fiscal years.

(2)	Audit-related fees consisted of costs associated with the travel to Utah to perform audits of Verb Direct, LLC f/k/a Sound Concepts, Inc. and miscellaneous expenses associated with professional services rendered.

(3)	All Other Fees consisted of fees billed for professional services rendered to perform audits of Verb Direct, LLC f/k/a Sound Concepts, Inc. financial and professional services rendered associated with the filing of our Registration Statement on Form S-1.

The Audit Committee has adopted policies and procedures to oversee the external audit process and pre-approves all services provided by our independent registered public accounting firm. Prior to the addition of Messrs. Bond and Cragun as members of the Audit Committee, our entire Board, consisting of Messrs. Cutaia and Geiskopf, acted as our Audit Committee and was responsible for pre-approving all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by our Board or Audit Committee, as applicable, before the respective services were rendered.

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Audit Committee Report

Our Audit Committee is responsible for, among other things, reviewing and discussing our audited financial statements with management, discussing with our independent registered public accounting firm information relating to its judgments about the quality of our accounting principles, recommending to our Board that we include the audited financial statements in our Annual Report, and overseeing compliance with the SEC requirements for disclosure of our auditor’s services and activities.

Review of Audited Financial Statements

Our Audit Committee reviewed our financial statements for the fiscal year ended December 31, 2018, as audited by Weinberg, our independent registered public accounting firm, and discussed these financial statements with management. In addition, the Audit Committee has discussed with Weinberg the matters required to be discussed by Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”), as may be modified or supplemented. Furthermore, our Audit Committee has received the written disclosures and the letter from Weinberg required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with Weinberg its independence.

Generally, the members of our Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or in determining auditor independence. However, our Board has determined that each member of our Audit Committee meets the independence criteria set forth in the applicable rules of Nasdaq and the SEC, and that one member of our Audit Committee, Mr. Cragun, qualifies as an “audit committee financial expert,” as defined by SEC rules. Members of our Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management. Accordingly, our Audit Committee’s oversight does not currently provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Recommendation

Based upon the foregoing review and discussion, our Audit Committee recommended to our Board that the audited financial statements for the fiscal year ended December 31, 2018, be included in our Annual Report for such fiscal year.

Audit Committee:
Kenneth S. Cragun, Chairman
James P. Geiskopf
Phillip J. Bond

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PROPOSAL 7 – AUTHORITY TO ADJOURN THE ANNUAL MEETING

What Am I Voting On?

In this proposal, we are asking you to authorize our Board to adjourn the Annual Meeting to another place, date, or time if our Board believes adjournment is necessary or appropriate. If the stockholders approve the proposal to adjourn the Annual Meeting, we would expect to adjourn the Annual Meeting and use the additional time to solicit additional votes, including the solicitation of votes from stockholders that have previously voted, if necessary to approve Proposals 1, 2, 3, 4, 5, or 6.

If a quorum does not exist, the holders of a majority of shares present at the Annual Meeting in person or by proxy may adjourn the Annual Meeting to another place, date, or time.

Voting Recommendation

FOR the approval of granting our Board the authority to adjourn the Annual Meeting if our Board deems it necessary or appropriate.

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OTHER BUSINESS

Our Board is not aware of any other business to be considered or acted upon at the Annual Meeting other than that for which notice is provided in this Proxy Statement and the accompanying notice. In the event any other matters properly come before the Annual Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

2018 ANNUAL REPORT ON FORM 10-K

Copies of our Annual Report for fiscal 2018, which contains our Form 10-K for the fiscal year ended December 31, 2018, and consolidated financial statements, as filed with the SEC, have been included in this mailing. Additional copies may be obtained without charge to stockholders upon written request to Investor Relations at 2210 Newport Boulevard, Suite 200, Newport Beach, California 92663. In addition, copies of this document, the Annual Report and all other documents filed electronically by us may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

By Order of the Board of Directors,

Rory J. Cutaia

Chairman of the Board, Chief Executive Officer, President, Secretary, and Treasurer

Newport Beach, California

November 12, 2019

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APPENDIX A

PROPOSED 2019 STOCK AND INCENTIVE COMPENSATION PLAN

1. Purpose of the Plan. The purpose of this Plan is to enhance stockholder value by linking the compensation of officers, directors, key employees, and consultants of the Company to increases in the price of Verb Technology Company, Inc. common stock and the achievement of other performance objectives, and to encourage ownership in the Company by key personnel, whose long-term employment is considered essential to the Company’s continued progress and success. The Plan is also intended to assist the Company in the recruitment of new employees and to motivate, retain, and encourage such employees and directors to act in the stockholders’ interest and share in the Company’s success.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board, any Committee, or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

(b) “Affiliate” means any Subsidiary or other entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator. The Administrator shall, in its sole discretion, determine which entities are classified as Affiliates and designated as eligible to participate in this Plan.

(c) “Applicable Law” means the requirements relating to the administration of stock option plans under U.S. federal and state laws, any stock exchange, or quotation system on which the Company has listed or submitted for quotation of the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

(d) “Award” means a Stock Award, Option, Stock Appreciation Right, Stock Unit, or Other Stock-based Award granted in accordance with the terms of the Plan, or any other property (including cash) granted pursuant to the provisions of the Plan.

(e) “Awardee” means an Employee, Director, or Consultant who has been granted an Award under the Plan.

(f) “Award Agreement” means a Stock Award Agreement, Option Agreement, Stock Appreciation Right Agreement, Restricted Stock Unit Agreement, or Other Stock-based Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan. The Award Agreement shall be delivered to the Participant receiving such Award upon, or as promptly, as is reasonably practicable following, the grant of such Award. The effectiveness of an Award shall not be subject to the Award Agreement’s being signed by the Company and/or the Participant receiving the Award unless specifically so provided in the Award Agreement.

(g) “Board” means the Board of Directors of the Company.

(h) “Change of Control” shall mean, except as otherwise provided in an Award Agreement, one of the following shall have taken place after the date of this Agreement:

A-1

(i) any one person, or group of owners of another corporation who, acting together through a merger, consolidation, purchase, acquisition of stock or the like (a “Group”), acquires ownership of Shares of the Company that, together with the Shares held by such person or Group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Shares of the Company (or other voting securities of the Company then outstanding). However, if such person or Group is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the Shares (or other voting securities of the Company then outstanding) before this transfer of the Company’s Shares (or other voting securities of the Company then outstanding), the acquisition of additional Shares (or other voting securities of the Company then outstanding) by the same person or Group shall not be considered to cause a Change of Control of the Company; or

(ii) any one person or Group acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person or persons) ownership of Shares (or other voting securities of the Company then outstanding) of the Company possessing thirty percent (30%) or more of the total voting power of the Shares (or other voting securities then outstanding) of the Company where such person or Group is not merely acquiring additional control of the Company; or

(iii) a majority of members of the Company’s Board is replaced during any twelve (12)-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board prior to the date of the appointment or election (the “Incumbent Board”), but excluding, for purposes of determining whether a majority of the Incumbent Board has endorsed any candidate for election to the Board, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or Group other than the Company’s Board; or

(iv) any one person or Group acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person or Group) all or substantially all of the assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total fair market value of all assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. A transfer of assets by the Company will not result in a Change of Control if the assets are transferred to:

(1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

(2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company immediately after the transfer of assets;

(3) a person or Group that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or

(4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned directly or indirectly, by a person described in subparagraph (h)(i), above; or

(v) Stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

A-2

Notwithstanding the foregoing, if any payment or distribution event applicable to an Award is subject to the requirements of Section 409A(a)(2)(A) of the Code, the determination of the occurrence of a Change of Control shall be governed by applicable provisions of Section 409A(a)(2)(A) of the Code and regulations and rulings issued thereunder for purposes of determining whether such payment or distribution may then occur.

(i) “Code” means the United States Internal Revenue Code of 1986, as amended, and any successor thereto, the Treasury Regulations thereunder, and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

(j) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan or, in the absence of any such special appointment, the Compensation Committee of the Board.

(k) “Common Stock” means the Common Stock, $0.0001 par value per share, of the Company, or any security of the Company issued in substitution, exchange, or lieu thereof.

(l) “Company” means Verb Technology Company, Inc., a Nevada corporation, or, except as utilized in the definition of Change of Control, its successor.

(m) “Consultant” means an individual providing services to the Company or any of its Affiliates as an independent contractor, and includes prospective consultants who have accepted offers of consultancy for the Company or any of its Affiliates, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.

(n) “Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.

(o) “Director” means a member of the Board. Any Director who does not serve as an employee of the Company is referred to herein as a “Non-employee Director.”

(p) “Disability” means (i) “Disability” as defined in any employment, consulting, or similar agreement to which the Participant is a party, or (ii) if there is no such agreement or it does not define “Disability,” (A) permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant or (B) if there is no such plan applicable to the Participant or the Committee determines otherwise in an applicable Award Agreement, “Disability” shall mean the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as determined by the Committee. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, the foregoing definition shall apply for purposes of vesting of such Award, provided that such Award shall not be settled until the earliest of: (x) the Participant’s “disability” within the meaning of Section 409A of the Code, (y) the Participant’s “separation from service” within the meaning of Section 409A of the Code, and (z) the date such Award would otherwise be settled pursuant to the terms of the Award Agreement.

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(q) “Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.

(r) “Employee” means a regular, active employee of the Company or any Affiliate, including an Officer or Director who is also a regular, active employee of the Company or any Affiliate. The Administrator shall determine whether the Chairman of the Board qualifies as an “Employee.” For any and all purposes under the Plan, the term “Employee” shall not include a person hired as a leased employee, Consultant, or a person otherwise designated by the Administrator, the Company, or an Affiliate at the time of hire as not eligible to participate in or receive benefits under the Plan or not on the payroll, even if such ineligible person is subsequently determined to be an employee of the Company or an Affiliate or otherwise an employee by any governmental or judicial authority. Unless otherwise determined by the Administrator in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer ceases to be an Affiliate, even if he or she continues to be employed by such employer.

(s) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and any successor thereto.

(t) “Fair Market Value” means the closing price for the Common Stock reported on a consolidated basis on the primary national securities exchange on which such Common Stock are traded on the date of measurement, or if the Common Stock were not traded on such measurement date, then on the next preceding date on which Common Stock were traded, all as reported by such source as the Committee may select. If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion, taking into account, to the extent appropriate, the requirements of Section 409A of the Code.

(u) “Grant Date” means, with respect to each Award, the date upon which the Award is granted to an Awardee pursuant to this Plan, which may be a designated future date as of which such Award will be effective, as determined by the Committee.

(v) “Incentive Stock Option” means an Option that is identified in the Option Agreement as intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder, and that actually does so qualify.

(w) “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

(x) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y) “Option” means a right granted under Section 8 of the Plan to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan.

(z) “Other Stock-based Award” means an Award granted pursuant to Section 12 of the Plan on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Other Stock-based Award Agreement”).

(aa) “Participant” means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

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(bb) “Performance Criteria” shall have the meaning set forth in Section 13(b) of the Plan.

(cc) “Plan” means this 2019 Stock and Incentive Compensation Plan, as set forth herein and as hereafter amended from time to time.

(dd) “Retirement” means, unless the Administrator determines otherwise, voluntary Termination of Employment by a Participant from the Company and its Affiliates after attaining age sixty (60) and having completed at least ten (10) years of service for the Company and its Affiliates, excluding service with an Affiliate of the Company prior to the time that such Affiliate became an Affiliate of the Company.

(ee) “Securities Act” means the United States Securities Act of 1933, as amended.

(ff) “Share” means a share of Common Stock, as adjusted in accordance with Section 15 of the Plan.

(gg) “Stock Appreciation Right” means a right granted under Section 10 of the Plan on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Stock Appreciation Right Agreement”).

(hh) “Stock Award” means an award or issuance of Shares made under Section 11 of the Plan, the grant, issuance, retention, vesting, and/or transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

(ii) “Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash, property, or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(jj) “Stock Unit Award” means an award or issuance of Stock Units made under Section 12 of the Plan, the grant, issuance, retention, vesting, and/or transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Unit Award Agreement”).

(kk) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company; provided, that each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock, in one of the other corporations in such chain.

(ll) “Termination for Cause” means, unless otherwise provided in an Award Agreement, Termination of Employment on account of any act of fraud or intentional misrepresentation or embezzlement, misappropriation, or conversion of assets of the Company or any Affiliate, or the intentional and repeated violation of the written policies or procedures of the Company; provided, that, for an Employee who is party to an individual severance or employment agreement defining Cause, “Cause” shall have the meaning set forth in such agreement except as may be otherwise provided in such agreement. For purposes of this Plan, a Participant’s Termination of Employment shall be deemed to be a Termination for Cause if, after the Participant’s employment has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Committee, a Termination for Cause.

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(mm) “Termination of Employment” means, for purposes of this Plan, unless otherwise determined by the Administrator, ceasing to be an Employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company and any of its Subsidiaries or Affiliates. Unless otherwise determined by the Committee in the terms of an Award Agreement or otherwise, if a Participant’s employment with the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a Non-employee Director capacity, such change in status shall not be deemed a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate, or division, as the case may be, and the Participant does not immediately thereafter become an Employee of (or service provider for), or member of the board of directors of, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation, or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment. In addition, Termination of Employment shall mean a “separation from service” as defined in regulations issued under Code Section 409A whenever necessary to ensure compliance therewith for any payment or settlement of a benefit conferred under this Plan that is subject to such Code section, and, for such purposes, shall be determined based upon a reduction in the bona fide level of services performed to a level equal to twenty percent (20%) or less of the average level of services performed by the Employee during the immediately preceding thirty-six (36)-month period.

3. Stock Subject to the Plan.

(a) Aggregate Limit. Subject to the provisions of Section 15(a) of the Plan, the maximum aggregate number of Shares which may be subject to or delivered under Awards granted under the Plan is eight million (8,000,000) Shares. Shares subject to or delivered under Conversion Awards shall not reduce the aggregate number of Shares which may be subject to or delivered under Awards granted under this Plan. The Shares issued under the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

(b) Code Section 422 Limits; Limit on Awards to Directors. Subject to the provisions of Section 15(a) of the Plan, the aggregate number of Shares that may be subject to all Incentive Stock Options granted under the Plan shall not exceed the total aggregate number of Shares that may be subject to or delivered under Awards under the Plan, as the same may be amended from time to time. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Non-employee Director during any single calendar year shall not exceed two hundred thousand (200,000) Shares; provided, however, that, for calendar year 2019, the limit shall be three hundred (300,000) Shares.

(c) Share Counting Rules.

(i) For purposes of this Section 3 of the Plan, Shares subject to Awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part) shall not reduce the aggregate number of Shares that may be subject to or delivered under Awards granted under this Plan and shall be available for future Awards granted under this Plan.

(ii) Shares subject to Awards that have been retained by the Company in payment or satisfaction of the purchase price of an Award or the tax withholding obligation of an Awardee, and Shares that have been delivered (either actually or constructively by attestation) to the Company in payment or satisfaction of the purchase price of an Award or the tax withholding obligation of an Awardee, shall not be available for grant under the Plan.

(iii) Conversion Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on Awards to a Participant under subsection (b), above, nor shall Shares subject to a Conversion Award again be available for an Award under the Plan as provided in this subsection (c).

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4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. The Plan shall be administered by the Board, a Committee designated by the Board to so administer this Plan, and/or their respective delegates.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

(iii) Other Administration. To the extent required by the rules of the principal U.S. national securities exchange on which the Shares are traded, the members of the Committee shall also qualify as “independent directors” as set forth in such rules. Except to the extent prohibited by Applicable Law, the Board or a Committee may delegate to a Committee of one or more Directors or to authorized officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not subject to Section 16 of the Exchange Act.

(iv) Awards to Directors. The Board shall have the power and authority to grant Awards to Non-employee Directors, including the authority to determine the number and type of awards to be granted; determine the terms and conditions, not inconsistent with the terms of this Plan, of any award; and to take any other actions the Board considers appropriate in connection with the administration of the Plan.

(v) Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

(i) to select the Non-employee Directors, Consultants, and Employees of the Company or its Affiliates to whom Awards are to be granted hereunder;

(ii) to determine the number of Shares of Common Stock to be covered by each Award granted hereunder;

(iii) to determine the type of Award to be granted to the selected Employees, Consultants, and Non-employee Directors;

(iv) to approve forms of Award Agreements;

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(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price, the time or times when an Award may be exercised (which may or may not be based on Performance Criteria), the vesting schedule, any vesting and/or exercisability provisions, terms regarding acceleration of Awards or waiver of forfeiture restrictions, the acceptable forms of consideration for payment for an Award, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vi) to correct administrative errors;

(vii) to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

(viii) to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt rules and procedures regarding the conversion of local currency, the shift of tax liability from employer to employee (where legally permitted) and withholding procedures, and handling of stock certificates which vary with local requirements, and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations, and practice;

(ix) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(x) to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability; provided, however, that any such modification or amendment (A) is subject to the minimum vesting provisions under the Plan, if any, and the Plan amendment provisions set forth in Section 16 of the Plan, and (B) may not materially impair any outstanding Award unless agreed to in writing by the Participant, except that such agreement shall not be required if the Administrator determines in its sole discretion that such modification or amendment either (Y) is required or advisable in order for the Company, the Plan, or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (Z) is not reasonably likely to significantly diminish the benefits provided under such Award, or that adequate compensation has been provided for any such diminishment, except following a Change of Control;

(xi) to allow or require Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of a Nonqualified Stock Option or vesting of a Stock Award or Stock Unit Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xii) to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights, or other stock awards held by awardees of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonqualified Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity;

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(xiii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiv) to impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resale by a Participant or of other subsequent transfers by the Participant of any Shares issued as a result of or under an Award or upon the exercise of an Award, including, without limitation, (A) restrictions under an insider trading policy, (B) restrictions as to the use of a specified brokerage firm for such resale or other transfers, and (C) institution of “blackout” periods on exercises of Awards;

(xv) to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash, or a combination thereof, the amount of which is determined by reference to the value of the Award; and

(xvi) to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c) Effect of Administrator’s Decision. All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. All decisions, determinations, and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan, and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations, and interpretations, including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants, and accountants as it may select.

(d) Indemnity. To the extent allowable under Applicable Law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan, and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, that, he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

5. Eligibility. Awards may be granted only to Directors, Employees, and Consultants of the Company or any of its Affiliates; provided, however, that Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries (within the meaning of Section 424(f) of the Code).

6. Term of Plan. The Plan shall become effective upon its approval by the stockholders of the Company. It shall continue in effect from the date the Plan is approved by the stockholders of the Company (the “Effective Date”) until terminated under Section 16 of the Plan.

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7. Term of Award. Subject to the provisions of the Plan, the term of each Award shall be determined by the Administrator and stated in the Award Agreement, and may extend beyond the termination of the Plan. In the case of an Option or a Stock Appreciation Right, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the term of Awards other than Awards that are structured to qualify as Incentive Stock Options under Section 9 shall be extended automatically if the Award would expire at a time when trading in Shares of Common Stock is prohibited by law or the Company’s insider trading policy to the thirtieth (30th) day after the expiration of the prohibition.

8. Options. The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals.

(a) Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Option and the means of payment of such exercise price, (iv) the term of the Option, (v) such terms and conditions regarding the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

(b) Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be determined by the Administrator, except that the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date, except with respect to Conversion Awards.

(c) No Option Repricings. Subject to Section 15(a) of the Plan, the exercise price of an Option may not be reduced without stockholder approval, nor may outstanding Options be cancelled in exchange for cash, other Awards, or Options with an exercise price that is less than the exercise price of the original Option without stockholder approval.

(d) No Reload Grants. Options shall not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other employee stock option.

(e) Vesting Period and Exercise Dates. Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator and as specified in the Option Agreement. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued active employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. Unless otherwise provided in the Award Agreement, no Option shall vest and be exercisable sooner than one (1) year after its Grant Date. More specifically, unless otherwise provided in the Award Agreement, the Options shall vest in twenty-five percent (25%) increments on each of the first four anniversaries of its Grant Date. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

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(f) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

(i) cash;

(ii) check or wire transfer (denominated in U.S. Dollars);

(iii) subject to any conditions or limitations established by the Administrator, other Shares which were held for a period of more than six (6) months on the date of surrender and which have a Fair Market Value on the date of surrender equal to or greater than the aggregate exercise price of the Shares as to which said Option shall be exercised (it being agreed that the excess of the Fair Market Value over the aggregate exercise price, if any, shall be refunded to the Awardee in cash);

(iv) subject to any conditions or limitations established by the Administrator, the Company withholding Shares otherwise issuable upon exercise of an Option;

(v) consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator and in compliance with Applicable Law;

(vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law; or

(vii) any combination of the foregoing methods of payment.

(g) Procedure for Exercise; Rights as a Stockholder.

(i) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the applicable Option Agreement.

(ii) An Option shall be deemed exercised when (A) the Company receives (1) written or electronic notice of exercise (in accordance with the Option Agreement or procedures established by the Administrator) from the person entitled to exercise the Option and (2) full payment for the Shares with respect to which the related Option is exercised, and (B) with respect to Nonqualified Stock Options, provisions acceptable to the Administrator have been made for payment of all applicable withholding taxes.

(iii) Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv) The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

9. Incentive Stock Option Limitations/Terms.

(a) Eligibility. Only Employees (who qualify as employees under Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options. No Incentive Stock Option shall be granted to any such Employee who as of the Grant Date owns stock possessing more than 10% of the total combined voting power of the Company.

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(b) $100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 9(b) of the Plan, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c) Transferability. The Option Agreement must provide that an Incentive Stock Option is not transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonqualified Stock Option.

(d) Exercise Price. The per Share exercise price of an Incentive Stock Option shall in no event be inconsistent with the requirements for qualification of the Incentive Stock Option under Section 422 of the Code.

(e) Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code. If any such terms and conditions, as of the Grant Date or any later date, do not so comply, the Option will be treated thereafter for tax purposes as a Nonqualified Stock Option.

10. Stock Appreciation Rights. A “Stock Appreciation Right” or “SAR” is a right that entitles the Awardee to receive, in cash or Shares (as determined by the Administrator), value equal to or otherwise based on the excess of (i) the Fair Market Value of a specified number of Shares at the time of exercise over (ii) the aggregate exercise price of the right, as established by the Administrator on the Grant Date. All Stock Appreciation Rights under the Plan shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 8 of the Plan. Stock Appreciation Rights may be granted to Awardees either alone (“freestanding”) or in addition to or in tandem with other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 8 of the Plan. However, any Stock Appreciation Right granted in tandem with an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option, and shall be based on the Fair Market Value of one Share on the Grant Date or, if applicable, on the Grant Date of the Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code). Subject to the provisions of Section 8 of the Plan, the Administrator may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate.

11. Stock Awards.

(a) Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable, and/or vested, (iv) such terms and conditions on the grant, issuance, vesting, and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award, and (vi) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. Unless otherwise provided in the Award Agreement, no Stock Award shall vest sooner than one (1) year after its Grant Date. More specifically, unless otherwise provided in the Award Agreement, the Stock Award shall vest in twenty-five percent (25%) increments on each of the first four anniversaries of its Grant Date. The Committee may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate.

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(b) Restrictions and Performance Criteria. The grant, issuance, retention, and/or vesting of Stock Awards issued to Employees may be subject to such Performance Criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations, and/or completion of service by the Awardee. Awards with vesting conditions that are based upon Performance Criteria and level of achievement versus such criteria are referred to as “Performance Stock Awards” and Awards with vesting conditions that are based upon continued employment or the passage of time are referred to as “Restricted Stock Awards.”

(c) Rights as a Stockholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Any certificate issued in respect of a Restricted Stock Award shall be registered in the name of the applicable Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the applicable Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award. The Participant shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber a Stock Award.

12. Stock Unit Awards and Other Stock-based Awards.

(a) Stock Unit Awards. Each Stock Unit Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Unit Award or a formula for determining such number, (ii) the Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, and/or vested, (iii) such terms and conditions on the grant, issuance, vesting, and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (iv) restrictions on the transferability of the Stock Unit Award, and (v) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. Unless otherwise provided in the Award Agreement, no Stock Unit Award shall vest sooner than one (1) year after its Grant Date. More specifically, unless otherwise provided in the Award Agreement, the Stock Unit Award shall vest in twenty-five percent (25%) increments on each of the first four anniversaries of its Grant Date. The Committee may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate.

(b) Restrictions and Performance Criteria. The grant, issuance, retention, and/or vesting of Stock Unit Awards issued to Employees may be subject to such Performance Criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations, and/or completion of service by the Awardee. Awards with vesting conditions that are based upon Performance Criteria and level of achievement versus such criteria are referred to as “Performance Stock Unit Awards” and Awards with vesting conditions that are based upon continued employment or the passage of time are referred to as “Restricted Stock Unit Awards.”

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(c) Rights as a Stockholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant.

(d) Other Stock-based Award. An “Other Stock-based Award” means any other type of equity-based or equity-related Award not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares), as well as any cash based bonus based on the attainment of Performance Criteria as described in Section 13(b), in such amount and subject to such terms and conditions as the Administrator shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares or pursuant to attainment of a performance goal. Each Other Stock-based Award will be evidenced by an Award Agreement containing such terms and conditions as may be determined by the Administrator.

(e) Value of Other Stock-based Awards. Each Other Stock-based Award shall be expressed in terms of Shares or units based on Shares or a target amount of cash, as determined by the Administrator. The Administrator may establish Performance Criteria in its discretion. If the Administrator exercises its discretion to establish Performance Criteria, the number and/or value of Other Stock-based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

(f) Payment of Other Stock-based Awards. Payment, if any, with respect to Other Stock-based Awards shall be made in accordance with the terms of the Award, in cash or Shares as the Administrator determines.

13. Other Provisions Applicable to Awards.

(a) Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will, or by the laws of descent or distribution, including, but not limited to, any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment, or transfer shall be of no effect prior to the date an Award is vested and settled. The Administrator may only make an Award transferable to an Awardee’s family member or any other person or entity provided the Awardee does not receive consideration for such transfer. If the Administrator makes an Award transferable, either as of the Grant Date or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

(b) Performance Criteria. For purposes of this Plan, the term “Performance Criteria” shall mean any one or more criteria based on financial performance, personal performance evaluations, and/or completion of service, either individually, alternatively, or in any combination, applied, as applicable, to either the Company as a whole or to a Subsidiary, business unit, Affiliate, or business segment, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results, or to a designated comparison group, in each case as specified by the Committee in the Award or by duly adopted resolution. The Administrator may establish specific performance targets (including thresholds and whether to exclude certain extraordinary, non-recurring, or similar items) and Award amounts, subject to the right of the Administrator to exercise discretion to adjust payment amounts, either up or down, following the conclusion of the performance period on the basis of such further considerations as the Administrator in its sole discretion shall determine. Extraordinary, non-recurring items that may be the basis of adjustment include, but are not limited to, acquisitions or divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, an event either not directly related to the operations of the Company, Subsidiary, division, business segment, or business unit or not within the reasonable control of management, the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, and foreign exchange gains or losses.

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(c) Termination of Employment or Board Membership. The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Non-employee Director for any reason or a Termination of Employment due to Disability, Retirement, death, or otherwise (including Termination for Cause) shall have on any Award. Unless otherwise provided in the Award Agreement:

(i) Upon termination from membership on the Board by a Non-employee Director for any reason other than Disability or death, any Option or SAR held by such Director that (1) has not vested and is not exercisable as of the effective date of such termination from membership on the Board shall be subject to immediate cancellation and forfeiture or (2) is vested and exercisable as of the effective date of such termination shall remain exercisable for one (1) year thereafter, or the remaining term of the Option or SAR, if less. Any unvested Stock Award, Stock Unit Award, or Other Stock-based Award held by a Non-employee Director at the time of termination from membership on the Board for a reason other than Disability or death shall be immediately cancelled and forfeited.

(ii) Termination from membership on the Board by a Non-employee Director due to Disability or death shall result in full vesting of any outstanding Options or SARs and vesting of a prorated portion of any Stock Award, Stock Unit Award, or Other Stock-based Award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the termination from membership on the Board by a Non-employee Director due to Disability or death occurs over the total number of months in such period. Any Options or SARs that vest upon Disability or death shall remain exercisable for one (1) year thereafter, or the remaining term of the Option or SAR, if less. In the case of any Stock Award, Stock Unit Award, or Other Stock-based Award that vests on the basis of attainment of Performance Criteria, the pro-rata vested amount shall be based upon the target award.

(iii) Upon Termination of Employment due to Disability or death, any Option or SAR held by an Employee shall, if not already fully vested, become fully vested and exercisable as of the effective date of such Termination of Employment and shall remain exercisable for one (1) year after such Termination of Employment due to Disability or death, or, in either case, the remaining term of the Option or SAR, if less. Termination of Employment due to Disability or death shall result in vesting of a prorated portion of any Stock Award, Stock Unit Award, or Other Stock-based Award based upon the full months of the applicable performance period, vesting period, or other period of restriction elapsed as of the end of the month in which the Termination of Employment due to Disability or death occurs over the total number of months in such period. In the case of any Stock Award, Stock Unit Award, or Other Stock-based Award that vests on the basis of attainment of Performance Criteria, the pro-rata vested amount shall be based upon the target award.

(iv) Any Option or SAR held by an Awardee at Retirement that occurs at least one (1) year after the Grant Date of the Option or SAR will remain outstanding for the remaining term of the Option or SAR and continue to vest; any Stock Award, Stock Unit Award, or Other Stock-based Award held by an Awardee at Retirement that occurs at least one (1) year after the Grant Date of the Award shall also continue to vest and remain outstanding for the remainder of the term of the Award.

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(v) Any other Termination of Employment shall result in immediate cancellation and forfeiture of all outstanding Awards that have not vested as of the effective date of such Termination of Employment, and any vested and exercisable Options and SARs held at the time of such Termination of Employment shall remain exercisable for ninety (90) days thereafter, or the remaining term of the Option or SAR, if less. Notwithstanding the foregoing, all outstanding and unexercised Options and SARs shall be immediately cancelled in the event of a Termination for Cause.

14. Dividends and Dividend Equivalents. Awards other than Options and Stock Appreciation Rights may provide the Awardee with the right to receive dividend payments or dividend equivalent payments on the Shares subject to the Award, whether or not such Award is vested. Notwithstanding the foregoing, dividends or dividend equivalents shall not be paid with respect to Stock Awards, Stock Unit Awards, or Other Stock-based Awards that vest based on the achievement of performance goals prior to the date the performance goals are satisfied and the Award is earned, and then shall be payable only with respect to the number of Shares or Stock Units actually earned under the Award. Such payments may be made in cash, Shares, or Stock Units or may be credited as cash or Stock Units to an Awardee’s account and later settled in cash or Shares or a combination thereof, as determined by the Administrator. Such payments and credits may be subject to such conditions and contingencies as the Administrator may establish.

15. Adjustments upon Changes in Capitalization, Organic Change, or Change of Control.

(a) Adjustment Clause. In the event of (i) a stock dividend, extraordinary cash dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a “Share Change”), or (ii) a merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Company or any of its Subsidiaries (each, an “Organic Change”), the Administrator or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (i) the Share limitations set forth in Section 3 of the Plan, (ii) the number and kind of Shares covered by each outstanding Award, and (iii) the price per Share subject to each such outstanding Award. In the case of Organic Changes, such adjustments may include, without limitation, (x) the cancellation of outstanding Awards in exchange for payments of cash, property, or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator or the Board in its sole discretion (it being understood that in the case of an Organic Change with respect to which stockholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Organic Change over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (y) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (z) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). The Committee may adjust in its sole discretion the Performance Criteria applicable to any Awards to reflect any Share Change and any Organic Change and any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or the Company’s other SEC filings. Any adjustment under this Section 15(a) need not be the same for all Participants.

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(b) Change of Control. In the event of a Change of Control, unless otherwise determined by the Administrator as of the Grant Date of a particular Award (or subsequent to the Grant Date), the following acceleration, exercisability, and valuation provisions shall apply:

(i) On the date that such Change of Control occurs, any or all Options and Stock Appreciation Rights awarded under this Plan not previously exercisable and vested shall, if not assumed, or substituted with a new award, by the successor to the Company, become fully exercisable and vested, and if the successor to the Company assumes such Options or Stock Appreciation Rights or substitutes other awards for such Awards, such Awards (or their substitutes) shall become fully exercisable and vested if the Participant’s employment is terminated (other than a Termination for Cause) within two (2) years following the Change of Control.

(ii) Except as may be provided in an individual severance or employment agreement (or severance plan) to which an Awardee is a party, in the event of an Awardee’s Termination of Employment within two (2) years after a Change of Control for any reason other than because of the Awardee’s death, Retirement, Disability, or Termination for Cause, each Option and Stock Appreciation Right held by the Awardee (or a transferee) that is vested following such Termination of Employment shall remain exercisable until the earlier of the third anniversary of such Termination of Employment (or any later date until which it would remain exercisable under such circumstances by its terms) or the expiration of its original term. In the event of an Awardee’s Termination of Employment more than two (2) years after a Change of Control, or within two (2) years after a Change of Control because of the Awardee’s death, Retirement, Disability, or Termination for Cause, the provisions of Section 13(c) of the Plan shall govern (as applicable).

(iii) On the date that such Change of Control occurs, the restrictions and conditions applicable to any or all Stock Awards, Stock Unit Awards, and Other Stock-based Awards that are not assumed, or substituted with a new award, by the successor to the Company shall lapse and such Awards shall be fully vested. Unless otherwise provided in an Award Agreement at the Grant Date, upon the occurrence of a Change of Control without assumption or substitution of the Awards by the successor, any performance-based Award shall be deemed fully earned at the target amount as of the date on which the Change of Control occurs. All Stock Awards, Stock Unit Awards, and Other Stock-based Awards shall be settled or paid within thirty (30) days of vesting hereunder. Notwithstanding the foregoing, if the Change of Control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Code, and the regulations thereunder, the Awardee shall be entitled to receive the Award from the Company on the date that would have applied absent this provision. If the successor to the Company does assume (or substitute with a new award) any Stock Awards, Stock Unit Awards, and Other Stock-based Awards, all such Awards shall become fully vested if the Participant’s employment is terminated (other than a Termination for Cause) within two (2) years following the Change of Control, and any performance-based Award shall be deemed fully earned at the target amount effective as of such Termination of Employment.

(iv) The Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine, and if there is no excess value, the Committee may, in its discretion, cancel such Awards.

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(v) An Option, Stock Appreciation Right, Stock Award, Stock Unit Award, or Other Stock-based Award shall be considered assumed or substituted for if following the Change of Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Stock Award, Stock Unit Award, or Other Stock-based Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that, if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Stock Award, Stock Unit Award or Other Stock-based Award, for each Share subject thereto, will be solely common stock of the successor company with a fair market value substantially equal to the per Share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of whether fair market value is substantially equal shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(c) Section 409A. Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 15(a) of the Plan to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to Section 15(a) of the Plan to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that, after such adjustment, the Awards either continue not to be subject to Section 409A of the Code or comply with the requirements of Section 409A of the Code; (iii) the Administrator shall not have the authority to make any adjustments pursuant to Section 15(a) of the Plan to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code to be subject thereto; and (iv) if any Award is subject to Section 409A of the Code, Section 15(b) of the Plan shall be applicable only to the extent specifically provided in the Award Agreement and permitted pursuant to Section 24 of the Plan in order to ensure that such Award complies with Code Section 409A.

16. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may amend, alter, or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law. In addition, without limiting the foregoing, unless approved by the stockholders of the Company and subject to Section 16(b), no such amendment shall be made that would:

(i) increase the maximum aggregate number of Shares which may be subject to Awards granted under the Plan;

(ii) reduce the minimum exercise price for Options or Stock Appreciation Rights granted under the Plan; or

(iii) reduce the exercise price of outstanding Options or Stock Appreciation Rights, as prohibited by Section 8(c) without stockholder approval.

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(b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall impair the rights of any Participant with respect to an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company, except that no such agreement shall be required if the Administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for the Company, the Plan, or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated, except that this exception shall not apply following a Change of Control. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c) Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted shares or restricted share units or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

17. Designation of Beneficiary.

(a) An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Awards or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with the Company or an Affiliate, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b) Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the legal representative of the Awardee’s estate to exercise the Award.

18. No Right to Awards or to Employment. No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

19. Legal Compliance. Shares shall not be issued pursuant to an Option, Stock Appreciation Right, Stock Award, Stock Unit Award, or Other Stock-based Award unless such Option, Stock Appreciation Right, Stock Award, or Other Stock-based Award and the issuance and delivery of such Shares shall comply with Applicable Law and shall be further subject to the approval of counsel for the Company with respect to such compliance. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act or the Company has determined that such registration is unnecessary, each person receiving an Award and/or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

20. Inability to Obtain Authority. To the extent the Company is unable to or the Administrator deems it unfeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be advisable or necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

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21. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22. Notice. Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received. Any notice to a Participant hereunder shall be addressed to the last address of record with the Company and shall be effective when sent via first class mail, courier service, or electronic mail to such last address of record.

23. Governing Law; Interpretation of Plan; and Awards.

(a) This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the State of Nevada, except as to matters governed by U.S. federal law.

(b) In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.

(c) The headings preceding the text of each section hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction, or effect.

(d) The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors, and assigns.

24. Section 409A. It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Administrator specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Administrator determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change of Control, shall be set forth in the applicable Award Agreement, deferral election forms and procedures, and rules established by the Administrator, and shall comply in all respects with Section 409A of the Code. The following rules will apply to Awards intended to be subject to Section 409A of the Code (“409A Awards”):

(a) If a Participant is permitted to elect to defer an Award or any payment under an Award, such election will be permitted only at times in compliance with Code Section 409A.

(b) The Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A.

(c) Any distribution of a 409A Award following a Termination of Employment that would be subject to Code Section 409A(a)(2)(A)(i) as a distribution following a separation from service of a “specified employee” as defined under Code Section 409A(a)(2)(B)(i), shall occur no earlier than the expiration of the six (6)-month period following such Termination of Employment.

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(d) In the case of any distribution of a 409A Award, if the timing of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.

(e) In the case of an Award providing for distribution or settlement upon vesting or the lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution, or settlement shall be made not later than March 15 of the year following the year in which the Award vested or the risk of forfeiture lapsed.

(f) Notwithstanding anything herein to the contrary, neither the Company nor the Administrator makes any representation or guarantee that the Plan or its administration shall comply with Code Section 409A, and in no event shall the Company or the Administrator be liable for the payment of, or any gross up payment in connection with, any taxes or penalties owed by the Participant pursuant to Code Section 409A.

25. Limitation on Liability. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee, or any other persons as to:

(a) The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b) Tax or Exchange Control Consequences. Any tax consequence expected, but not realized, or any exchange control obligation owed, by any Participant, Employee, Awardee, or other person due to the receipt, exercise, or settlement of any Option or other Award granted hereunder.

26. Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards, Stock Unit Awards, or Other Stock-based Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation. Neither the Company nor the Administrator shall be deemed to be a trustee of Shares or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

27. Foreign Employees and Consultants. Awards may be granted hereunder to Employees and Consultants who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Administrator may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

28. Tax Withholding. Each Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local, or foreign taxes of any kind required by law to be withheld with respect to any Award under the Plan no later than the date as of which any amount under such Award first becomes includible in the gross income of the Participant for any tax purposes with respect to which the Company has a tax withholding obligation. Unless otherwise determined by the Company, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement; provided, however, that not more than the maximum statutory withholding requirement may be settled with Shares that are part of the Award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any vested Shares or any other payment due to the Participant at that time or at any future time. The Administrator may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Shares.

29. Cancellation of Award; Forfeiture of Gain.

Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award will be cancelled and the Participant will forfeit the Shares or cash received or payable on the vesting or exercise of the Award, and that the amount of any proceeds of the sale or gain realized on the vesting or exercise of the Award must be repaid to the Company, under such conditions as may be required by Applicable Law or established by the Committee in its sole discretion.

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PROXY
ANNUAL MEETING OF STOCKHOLDERS
VERB TECHNOLOGY COMPANY, INC.
DECEMBER 20, 2020

This Proxy is solicited and proposed by the Board of Directors of Verb Technology Company, Inc., which recommends that you vote FOR proposals 1, 2, 3, 4, 5, 6, and 7.

The undersigned hereby constitutes and appoints James P. Geiskopf (the "Proxy"), as his/her/its true and lawful agent and proxy with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Verb Technology Company, Inc. (the "Company") to be held at the Company's offices located at 2210 Newport Boulevard, Suite 200, Newport Beach California 92663, on Friday, December 20, 2020, at 3:00 p.m. Pacific Standard Time, and at any adjournments or postponements thereof, as follows and in accordance with their judgment upon any other matters coming before said meeting. The Proxy shall cast votes according to the number of shares of common stock of the Company that the undersigned may be entitled to vote with respect to the matters set forth below, in accordance with the specification indicated, if any, and shall have all the powers, which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at the Annual Meeting, and hereby ratifies and confirms, all that said Proxy may lawfully do by virtue hereof and thereof.

IMPORTANT – THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

VERB TECHNOLOGY COMPANY, INC.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.

1.	To elect four directors to serve for a term expiring at the 2020 annual meeting of stockholders. Nominees:	**For**	**Withhold**	
	Rory J. Cutaia	[ ]	[ ]	
	James P. Geiskopf	[ ]	[ ]	
	Phillip J. Bond	[ ]	[ ]	
	Kenneth S. Cragun	[ ]	[ ]	
		For	**Against**	**Abstain**
2.	To approve the Verb Technology Company, Inc. 2019 Omnibus Incentive Plan (the "Incentive Plan").	[ ]	[ ]	[ ]
		For	**Against**	**Abstain**
3.	To approve, for purposes of Nasdaq Listing Rules 5635(b) and (d), the issuance of up to 3,245,162 shares of common stock, par value $0.0001 per share, upon conversion of 5,030 shares of Series A convertible preferred stock and up to 3,245,162 shares of common stock, par value $0.0001 per share, upon exercise of warrants.	[ ]	[ ]	[ ]
		For	**Against**	**Abstain**
4.	To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers disclosed in the proxy statement under the section titled "Executive Compensation," including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K.	[ ]	[ ]	[ ]
		Every Year	**Every Two Years**	**Every Three Years**
5.	To approve, on a non-binding, advisory basis, the frequency that stockholder advisory votes to approve the compensation of the Company's named executive officers will be taken.	[ ]	[ ]	[ ]
		For	**Against**	**Abstain**
6.	To ratify the selection of Weinberg & Company, P.A., as the Company's independent registered public accounting firm.	[ ]	[ ]	[ ]
		For	**Against**	**Abstain**
7.	To consider and vote upon a proposal to adjourn the annual meeting if necessary or appropriate.	[ ]	[ ]	[ ]

In his discretion, the Proxy is authorized to vote on such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

To attend meeting, mark the box. [ ]
To change your address, mark the box. [ ] ______________________

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED **FOR** ALL ITEMS UNDER PROPOSALS 1, 2, 3, 4, 5, 6, and 7.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and the Proxy Statement dated November 12, 2019 and a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2018.

Dated: ______________________

Signature(s): ______________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

CONTROL NUMBER

YOUR VOTE IS IMPORTANT

PLEASE MARK, DATE, AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

PROXY VOTING INSTRUCTIONS

Please have your control number ready when voting by Internet or Telephone

By Internet
Visit www.proxyvote.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

By Phone
Call (800) 690-6903
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.